DECEMBER  31, 2001

                                 ANNUAL REPORT

Burnham Fund

Burnham Dow 30(SM) Focused Fund

Burnham Financial Services Fund

Burnham Money Market Fund

Burnham U.S. Treasury
Money Market Fund

                           THE BURNHAM FAMILY OF FUNDS

                                                  [BURNHAM FINANCIAL GROUP LOGO]

[PHOTO]

BURNHAM NEWS AND VIEWS
--------------------------------------------------------------------------------
First on our mind is a heartfelt "Thank You" to shareholders and friends, for your thoughts, expressions of kindness and steadfast confidence in us over this most difficult year, and particularly since September 11th.

Our last reports to you have been discussions of severe cyclical and secular downturns in overheated market sectors and the resulting mixed investment picture. We believe overall that these unfavorable conditions appear to be ameliorating as we write. Our managers outline their cases for an improving investing environment in their reports on the following pages.

We believe our investment performance for 2001 was satisfying on several accounts.

- Two of our three equity funds - Burnham Dow 30(sm) Focused Fund and Burnham Financial Services Fund outperformed their indexes by 1.8% and 25.9% respectively, and their categories by 1.8% and 32.8% respectively.

- Burnham Fund was down 14.3% for the year, slightly underperforming its index and peer group by (2.4%) and (0.8%) respectively. This fund is geared toward growth securities, which were particularly weak during the year.

Assets in our products have remained relatively stable 2001 vs. 2000 - which shows that our shareholders keep their eyes on the future, despite one of the most difficult investing climates in our nation's history. The Financial Services Fund experienced a tripling of its assets under management during the year. And while small, the Dow 30(SM)Focused Fund experienced inflows as well.

We look forward to the two new funds' qualifying for Morningstar ratings, which will occur upon their third anniversary in summer 2002.

Again, we thank you for your support over the years. Our aim is to provide you with outstanding products and customer service. We look forward to 2002 with optimism for our country and our economy.

Very truly yours,

/s/ Jon Burnham

JON BURNHAM
CHAIRMAN AND CEO

THE YEAR IN REVIEW
--------------------------------------------------------------------------------

The horrific attacks on our nation on September 11th convinced us all that we now live in a far different world. Our nation is embroiled in long-term multi-fronted war with a faceless enemy. Unquestionably national vigilance and security measures have changed the way we live our lives, and the way businesses operate, market, produce and distribute their goods. The attacks stunned our nation emotionally and economically; reported data after the attacks confirmed what investors suspected all along. The struggling economy slipped into recession in the second quarter of 2001, and decelerated markedly for the period after the attacks. But true to its character, America has shown its resiliency and fortitude during this difficult year. The Federal Reserve served 11 cuts in interest rates, and has been providing the markets with liquidity. Tax reduction is in effect, and energy prices have plummeted (a de-facto tax cut). The Bush Administration has pushed through fiscal stimulus by financing war and defense, homeland security measures, and providing funds for the re-building of downtown New York City. Consumers are bruised from rising unemployment rates, but buoyed by our astonishing military success overseas. Shoppers have searched for bargains, and not retrenched. Homeowners have taken advantage of historically low rates by refinancing homes and purchasing automobiles - turning in the second highest year for new automobile sales, and the highest year on record for new home sales.

[GRAPHIC]

 DJIA         -5.4%
 S&P 500     -11.9%
 Nasdaq      -21.1%

- Equity performance continued to be poor, but turned favorably after the September 11th correction. Markets were down in the third quarter, and rallied considerably in the final quarter of the year. The best performing sectors for the year were consumer cyclicals (specialty apparel, jewelry, gaming, leisure) and transportation (railroads and trucking); poorest performing were utilities (power producers and natural gas) and technology (defense electronics, telecom equipment and computer peripherals).

- Energy prices have trended lower since the events of September. Warmer than usual early-winter weather, combined with weak global economic conditions have created rising petroleum inventories and falling prices. West Texas Intermediate oil ended the year at $20.53 per barrel, and gasoline at $1.14 per gallon. Natural gas prices were lower because of weaker consumption trends and rising inventories.

- Retail sales were mixed during the year. The Census Bureau of the Department of Commerce reported total sales for the 12 months of 2001 were up 3.4%. Activity dropped in September, but declined less than analysts' expectations in November and December. Retailers aggressively cut prices to reduce inventories, and customers responded. Retailer profit margins are expected to suffer. Internet as a percentage of total retail sales increased, and Amazon.com (AMZN) posted its first quarterly profit.

[CHART OF GROSS DOMESTIC PRODUCT]
% CHANGE FROM PRECEDING PERIOD

   2000         4.1%
Q1 2001         1.3%
Q2 2001         0.3%
Q3 2001        -1.3%
Q4 2001         0.2%(*)
   2001         1.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS: QUARTERS
SEASONALLY ADJUSTED AT ANNUAL RATES

* ESTIMATE

[CHART OF PRICE CHANGES - UNADJUSTED 12-MONTHS ENDED DECEMBER-01]
SELECTED COMPONENTS OF URBAN CPI

Energy                 -13.0%
Transportation          -3.8%
Apparel                 -3.2%
Food & Beverage          2.8%
Housing                  2.9%
Medical Care             4.7%

SOURCE: BUREAU OF LABOR STATISTICS, DECEMBER 2001.

[CHART OF S&P 500: BEST AND WORST SECTORS, FOR YEAR 2001]

Utilities                       -32.5%
Information Technology          -25.9%
Telecom Service                 -13.7%
Industrials                      -7.3%
Basic Materials                   1.0%
Consumer Discretionary            2.0%

- The dollar continued to strengthen against major foreign currencies as investors sense US recovery ahead. European economies are weak by comparison (which draws down non-Euro currencies), Japan continues to be mired in recession, and Argentina's monetary crisis set off a flight to quality. The strong dollar has held back the earnings growth rate of multi-national companies, but comparisons are expected to improve in 2002.

- The Federal Reserve lowered rates aggressively and increased money supply during the year as the economy worsened, accelerating their easing policy after the attacks. At year-end, short term rates were the lowest in 40 years (fed funds at 1.7%). Conventional mortgages were at 7.0%, nearly unchanged year over year. Rates dipped after the attacks, and refinancing activity was brisk - 60% of all applications were for refinancing. High grade long term bonds were at 6.6%. Long rates have been increasing as the budget swings into deficit, and corporate demand for funds is expected to recover.

- Enron declared bankruptcy on December 2, 2001, the largest in US corporate history. This failure set in motion what promises to be widespread, lengthy investigations - into Enron's lack of financial disclosure of crippling liabilities to off-book partnerships. The SEC and Congress are conducting investigations into Enron - specifically collusion among corporate executives and the relationship with their public accountants. Ultimately what is at stake is the credibility of reported financial data and investor protection, but it also refocuses our nation on the role of corporate influence in politics, and the objectivity of public accountants and investment analysts, and the risks of deregulation.

LOOKING AHEAD

All indications are that the economy has "bottomed" and the recession may be over. GDP in the fourth quarter was a positive 0.2% (subject to revision) - which means that only the third quarter was actually negative after the stresses of the past two years.

Economic data points to our being in the early stages of a recovery. Early cyclical sectors have responded to the Fed's aggressive easing campaign. Housing construction remained higher all year as compared to 2000. Promotions spurred brisk auto sales, and consumer product and retail sales were steady.

Were it not for consumer resiliency, this recession may have been far worse. 2001's recession may be viewed by history as having been caused by severe management pessimism after years of their own over-optimistic projections, particularly in the technology sector. Corporate management and analysts had an unrealistically rosy outlook, and they overestimated the length of time shareholders and creditors would tolerate losses in nascent internet businesses. The implosion of the broadband economy has caused massive inventory overhang of used product and non-delivered goods which were manufactured on speculation.

For more aggressive companies, assets may have been acquired with lofty stock or leverage, and may now be worth pennies on the dollar, virtually wiping away years of perceived growth. The most newsworthy is Enron, which placed these devaluing assets in off-book partnerships, but reported years of spurious revenues to which they were attributed. Investors are thinking "who's next?"

We believe that it is likely that more than last year's Regulation Fair Disclosure is needed to convince today's cautious investor that management is forthright with their figures. We believe the most likely scenario to result from the Enron experience will be enhanced oversight of the accounting field, and substantial revision of pension and compensation rules.

In 2002, the Fed may be watchful as to whether a recovery takes hold. We have most likely seen the last of the Federal Reserve rate cuts, but it will be some time before rates move substantially higher, as we expect the recovery to be moderate this year. Long term interest rates will continue to move higher - driven by the increased funding needs of both industry and the US Government to fund multi-year budget deficits. We think investors will be drawn to equities, which will have the fits and starts of rising earnings prospects, vs. bonds, prices of which may be past their peak.

We project energy prices will be relatively stable to slightly higher as the global economy recovers and demand resumes. However, the unusually balmy weather in the Unites States may keep a lid on increases in the short term. Companies which have procured low cost inventory (raw fuel) will show the best operating results. This may not be evident until the second half of the year.

Health care continues to show positive fundamentals of an aging population, enhanced therapies, short product cycles and better currency comparisons than in 2001. Certain financial service sectors look fundamentally sound for 2002 - thrifts, credit services, and certain money center banks, as the tone of business improves. Defense and related industries may experience their own secular recovery as more of the US budget is rationed in their direction to fund the war against terrorism here and abroad. In technology, we expect the pc industry to renew its upgrade cycle. Selected software stocks that are productivity-enhancing look attractive as recipients as IT budgets increase. We believe the telecom business will continue to be under pressure.

     THE FUNDS
--------------------------------------------------------------------------------

     BURNHAM FUND

     -14.26%     Class A
     -14.88%     Class B

     The Fund narrowly underperformed its peer group during a year marked by volatility and defensive investing.

     PERFORMANCE AND DISCUSSION   4
     PORTFOLIO AND FINANCIALS    17

    BURNHAM DOW 30(SM)
    FOCUSED FUND

-3.65%

     The Fund outperformed the DJIA and its peer group for 2001.

    PERFORMANCE AND DISCUSSION        6
    PORTFOLIO AND FINANCIALS         23

    BURNHAM FINANCIAL
    SERVICES FUND

     +29.28%     Class A
     +28.38%     Class B

    The Fund was the top ranked fund in its sector for 2001, thanks to nimble trading and stock picking.

    PERFORMANCE AND DISCUSSION        8
    PORTFOLIO AND FINANCIALS         27

    BURNHAM MONEY
    MARKET FUND

+3.36%

    The Fund stayed competitive against its peers for the year by expanding its weighted average maturity in a declining rate environment.

    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO AND FINANCIALS         33

    BURNHAM U.S. TREASURY
    MONEY MARKET FUND

+3.28%

    The Fund invested primarily in short-rate instruments tempered with one year U.S. Treasury notes.

    PERFORMANCE AND DISCUSSION       12
    PORTFOLIO AND FINANCIALS         37

                                                                        REVIEW 3

[CHART OF INVESTMENT FOCUS]

TICKER SYMBOLS
Class A                        BURHX
Class B                        BURIX

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                            None

ASSET VALUES
Net assets, in millions      $166.06
Net asset value per share
Class A                       $30.65
Class B                       $31.19

MAXIMUM OFFERING PRICE
Class A                       $32.26

EXPENSE RATIOS
Annualized, after expense
recovery
Class A                        1.37%
Class B                        2.12%

INCEPTION
Class A                June 15, 1975
Class B             October 18, 1993

ALL DATA AS OF DECEMBER 31, 2001. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COST AND THE GROWTH CHART DOES NOT REPRESENT THEIR PERFORMANCE. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.

BURNHAM FUND

[PHOTO OF JON BURNHAM]

"DAY-TO-DAY VOLATILITY IN THE MARKETS HAS CAUSED US TO BECOME MORE SHORT-TERM ORIENTED AS WE CONTINUE TO LOOK FOR INVESTMENTS THAT FULFILL OUR CORE INVESTMENT OBJECTIVES."

                                                                 /s/ Jon Burnham

                                                                     JON BURNHAM
                                                               Portfolio Manager

THE BURNHAM FUND MAINTAINED A DEFENSIVE POSTURE DURING THE SECOND HALF OF THE YEAR. THE QUARTER ENDED SEPTEMBER 30, 2001 WAS ONE THAT BEGAN WITH THE INDIGESTION OF DECLINING EARNINGS ESTIMATES, AND ENDED WITH AN "UNFORSEEN SHOCK"
- THE ATTACKS ON NEW YORK AND WASHINGTON D.C. IN THIS QUARTER, THE FUND WAS DOWN (13.92%) VS. THE S&P 500 INDEX OFF (14.99%). IN THE FOURTH QUARTER, THE FUND RECOVERED BY 8.9%, SLIGHTLY UNDERPERFORMING THE S&P 500, WHICH INCREASED 10.29%.

- We are particularly satisfied with these figures, since we began the 4th quarter with 15% in cash and short term instruments - one of the more conservative positions in the funds' history, just as the market began its recovery. We ended the year with 6% in cash. Our investments, however, are more defensive in character.

- Day-to-day volatility in the markets has caused us to become more short-term oriented. Negative news and investor sentiment drove stocks downward one day, but hints of stability or bottom fishing moved markets higher the next. In response to this emotional market, we looked for pockets of opportunity to trade securities we own. Some of our activity was very short term oriented. Our turnover rate increased to 68.4% as a result.

- We used option strategies to procure short term income on stable stocks in the absence of a rising market. Call options were sold on pieces of Pepsi, SAP, Texaco (prior to ChevronTexaco completion) and General Dynamics
     - but the options expired and the positions were maintained. We swapped our Regeneron equity to a convertible bond, which enhances our income stream and reduces downside risk on the stock.

- We maintained positions in the more defensive industries. At the end of the year we were overweighted in energy, and financial services, market weighted in technology, health care, and slightly underweighted in consumer products. The fund increased its relatively high allocation (4.8% at year end) in Real Estate Investment Trusts, which provide the fund with a steady stream of income.

- We continue to look for investments in securities that fulfill our core objectives: strong management, 15-20% operating and revenue growth, healthy balance sheets, positive industry characteristics, and a history of enhancing shareholder value.

- We believe the economy will recover at a moderate rate in 2002, and may be stronger than analysts expect. We are cautious near term, because negative investor sentiment in the wake of the Enron and Global Crossing debacles is causing the market to ignore some very positive economic news. As managements become more confident in their ability to meet or exceed street expectations, and the comparisons against last year's dismal results improve, we believe investor confidence will return and p/e multiples will expand. We cannot ignore the geo-political arena - but since we are dealing with long term uncertainty, we are confident with the ability of our nation's leadership to manage the disaster and war on terrorism, and that the economy will respond positively to 2001's fiscal and monetary stimulus.

[CHART OF GROWTH OF $10,000 SINCE INCEPTION JUNE '75]


      DATE           BURNHAM FUND
    6/16/1975          $ 10,000
       Jun-75          $ 10,385
       Jul-75          $  9,853
       Aug-75          $  9,514
       Sep-75          $  9,175
       Oct-75          $  9,673
       Nov-75          $  9,911
       Dec-75          $  9,792
       Jan-76          $ 10,928
       Feb-76          $ 10,998
       Mar-76          $ 11,171
       Apr-76          $ 11,206
       May-76          $ 11,137
       Jun-76          $ 11,670
       Jul-76          $ 11,517
       Aug-76          $ 11,434
       Sep-76          $ 11,693
       Oct-76          $ 11,386
       Nov-76          $ 11,527
       Dec-76          $ 12,130
       Jan-77          $ 11,700
       Feb-77          $ 11,437
       Mar-77          $ 11,485
       Apr-77          $ 11,615
       May-77          $ 11,340
       Jun-77          $ 11,854
       Jul-77          $ 11,766
       Aug-77          $ 11,546
       Sep-77          $ 11,485
       Oct-77          $ 11,229
       Nov-77          $ 11,716
       Dec-77          $ 11,656
       Jan-78          $ 11,158
       Feb-78          $ 11,070
       Mar-78          $ 11,407
       Apr-78          $ 12,229
       May-78          $ 12,491
       Jun-78          $ 12,379
       Jul-78          $ 13,556
       Aug-78          $ 13,899
       Sep-78          $ 13,682
       Oct-78          $ 12,396
       Nov-78          $ 12,808
       Dec-78          $ 13,167
       Jan-79          $ 13,684
       Feb-79          $ 13,346
       Mar-79          $ 13,932
       Apr-79          $ 14,065
       May-79          $ 13,947
       Jun-79          $ 14,487
       Jul-79          $ 14,945
       Aug-79          $ 15,796
       Sep-79          $ 16,010
       Oct-79          $ 14,985
       Nov-79          $ 15,968
       Dec-79          $ 16,265
       Jan-80          $ 17,758
       Feb-80          $ 17,622
       Mar-80          $ 15,526
       Apr-80          $ 16,286
       May-80          $ 17,277
       Jun-80          $ 17,829
       Jul-80          $ 18,641
       Aug-80          $ 19,143
       Sep-80          $ 19,798
       Oct-80          $ 20,594
       Nov-80          $ 22,509
       Dec-80          $ 21,777
       Jan-81          $ 21,074
       Feb-81          $ 21,202
       Mar-81          $ 22,273
       Apr-81          $ 22,177
       May-81          $ 22,741
       Jun-81          $ 22,193
       Jul-81          $ 21,658
       Aug-81          $ 20,551
       Sep-81          $ 19,647
       Oct-81          $ 20,953
       Nov-81          $ 21,766
       Dec-81          $ 21,220
       Jan-82          $ 20,904
       Feb-82          $ 20,375
       Mar-82          $ 20,375
       Apr-82          $ 21,047
       May-82          $ 20,740
       Jun-82          $ 20,464
       Jul-82          $ 20,188
       Aug-82          $ 22,122
       Sep-82          $ 22,325
       Oct-82          $ 24,649
       Nov-82          $ 25,502
       Dec-82          $ 25,928
       Jan-83          $ 26,532
       Feb-83          $ 27,129
       Mar-83          $ 27,563
       Apr-83          $ 29,090
       May-83          $ 28,910
       Jun-83          $ 29,595
       Jul-83          $ 28,701
       Aug-83          $ 28,750
       Sep-83          $ 29,262
       Oct-83          $ 28,899
       Nov-83          $ 29,500
       Dec-83          $ 29,067
       Jan-84          $ 28,898
       Feb-84          $ 28,077
       Mar-84          $ 28,145
       Apr-84          $ 28,536
       May-84          $ 27,394
       Jun-84          $ 28,241
       Jul-84          $ 28,343
       Aug-84          $ 30,463
       Sep-84          $ 30,463
       Oct-84          $ 30,776
       Nov-84          $ 30,724
       Dec-84          $ 31,166
       Jan-85          $ 33,027
       Feb-85          $ 33,209
       Mar-85          $ 33,481
       Apr-85          $ 33,625
       May-85          $ 35,844
       Jun-85          $ 36,579
       Jul-85          $ 36,173
       Aug-85          $ 36,285
       Sep-85          $ 35,897
       Oct-85          $ 37,473
       Nov-85          $ 39,481
       Dec-85          $ 41,191
       Jan-86          $ 41,426
       Feb-86          $ 44,533
       Mar-86          $ 46,888
       Apr-86          $ 46,720
       May-86          $ 48,822
       Jun-86          $ 50,145
       Jul-86          $ 48,716
       Aug-86          $ 50,708
       Sep-86          $ 47,103
       Oct-86          $ 49,665
       Nov-86          $ 50,564
       Dec-86          $ 50,170
       Jan-87          $ 54,354
       Feb-87          $ 56,170
       Mar-87          $ 56,860
       Apr-87          $ 55,990
       May-87          $ 56,567
       Jun-87          $ 58,903
       Jul-87          $ 60,423
       Aug-87          $ 61,493
       Sep-87          $ 60,619
       Oct-87          $ 53,515
       Nov-87          $ 51,604
       Dec-87          $ 53,524
       Jan-88          $ 55,413
       Feb-88          $ 57,209
       Mar-88          $ 56,242
       Apr-88          $ 56,264
       May-88          $ 56,377
       Jun-88          $ 57,606
       Jul-88          $ 58,090
       Aug-88          $ 57,468
       Sep-88          $ 58,486
       Oct-88          $ 59,825
       Nov-88          $ 59,568
       Dec-88          $ 59,883
       Jan-89          $ 62,626
       Feb-89          $ 62,357
       Mar-89          $ 63,167
       Apr-89          $ 65,170
       May-89          $ 66,812
       Jun-89          $ 66,632
       Jul-89          $ 69,870
       Aug-89          $ 70,974
       Sep-89          $ 70,484
       Oct-89          $ 69,970
       Nov-89          $ 71,089
       Dec-89          $ 73,520
       Jan-90          $ 70,175
       Feb-90          $ 70,280
       Mar-90          $ 71,004
       Apr-90          $ 69,144
       May-90          $ 72,539
       Jun-90          $ 72,256
       Jul-90          $ 72,863
       Aug-90          $ 69,839
       Sep-90          $ 69,518
       Oct-90          $ 69,907
       Nov-90          $ 71,459
       Dec-90          $ 72,217
       Jan-91          $ 72,614
       Feb-91          $ 75,301
       Mar-91          $ 76,332
       Apr-91          $ 76,439
       May-91          $ 78,044
       Jun-91          $ 75,695
       Jul-91          $ 77,731
       Aug-91          $ 79,325
       Sep-91          $ 79,515
       Oct-91          $ 81,280
       Nov-91          $ 79,354
       Dec-91          $ 85,195
       Jan-92          $ 85,595
       Feb-92          $ 86,673
       Mar-92          $ 84,030
       Apr-92          $ 85,753
       May-92          $ 85,384
       Jun-92          $ 84,086
       Jul-92          $ 87,416
       Aug-92          $ 87,127
       Sep-92          $ 88,077
       Oct-92          $ 87,619
       Nov-92          $ 89,836
       Dec-92          $ 91,758
       Jan-93          $ 91,602
       Feb-93          $ 93,453
       Mar-93          $ 94,864
       Apr-93          $ 93,801
       May-93          $ 95,724
       Jun-93          $ 96,930
       Jul-93          $ 97,560
       Aug-93          $100,595
       Sep-93          $101,228
       Oct-93          $100,995
       Nov-93          $ 98,794
       Dec-93          $100,355
       Jan-94          $101,469
       Feb-94          $ 99,703
       Mar-94          $ 95,416
       Apr-94          $ 96,112
       May-94          $ 96,689
       Jun-94          $ 95,432
       Jul-94          $ 97,789
       Aug-94          $100,244
       Sep-94          $ 99,011
       Oct-94          $100,446
       Nov-94          $ 98,016
       Dec-94          $ 98,564
       Jan-95          $100,418
       Feb-95          $102,777
       Mar-95          $103,959
       Apr-95          $106,298
       May-95          $109,211
       Jun-95          $111,078
       Jul-95          $112,956
       Aug-95          $114,164
       Sep-95          $117,053
       Oct-95          $116,741
       Nov-95          $119,438
       Dec-95          $122,663
       Jan-96          $126,355
       Feb-96          $127,075
       Mar-96          $128,180
       Apr-96          $129,283
       May-96          $131,894
       Jun-96          $131,116
       Jul-96          $124,849
       Aug-96          $127,870
       Sep-96          $134,468
       Oct-96          $138,180
       Nov-96          $146,166
       Dec-96          $144,252
       Jan-97          $152,099
       Feb-97          $149,787
       Mar-97          $145,638
       Apr-97          $152,002
       May-97          $159,374
       Jun-97          $166,387
       Jul-97          $178,017
       Aug-97          $171,146
       Sep-97          $177,598
       Oct-97          $173,993
       Nov-97          $176,690
       Dec-97          $179,923
       Jan-98          $179,239
       Feb-98          $191,141
       Mar-98          $200,621
       Apr-98          $205,537
       May-98          $201,714
       Jun-98          $209,439
       Jul-98          $206,046
       Aug-98          $170,133
       Sep-98          $181,446
       Oct-98          $191,571
       Nov-98          $202,395
       Dec-98          $219,679
       Jan-99          $231,037
       Feb-99          $220,086
       Mar-99          $233,687
       Apr-99          $241,796
       May-99          $231,592
       Jun-99          $245,603
       Jul-99          $238,702
       Aug-99          $241,208
       Sep-99          $237,277
       Oct-99          $257,872
       Nov-99          $269,657
       Dec-99          $291,553
       Jan-00          $289,387
       Feb-00          $296,376
       Mar-00          $313,571
       Apr-00          $306,582
       May-00          $300,570
       Jun-00          $322,169
       Jul-00          $319,408
       Aug-00          $353,536
       Sep-00          $348,431
       Oct-00          $337,383
       Nov-00          $300,736
       Dec-00          $297,602
       Jan-01          $306,215
       Feb-01          $271,380
       Mar-01          $254,155
       Apr-01          $280,148
       May-01          $279,072
       Jun-01          $272,229
       Jul-01          $263,733
       Aug-01          $248,708
       Sep-01          $234,323
       Oct-01          $238,639
       Nov-01          $248,948
       Dec-01          $255,172

4 BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------

[CHART OF ASSET ALLOCATION (AS A % OF NET ASSETS)]

Cash and cash equivalents                        5%
Corporate bonds and convertible bonds            4%
Common stocks                                   91%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

                                   % NET
TOP 10 INDUSTRIES - COMMON STOCK  ASSETS
----------------------------------------
Financial Services                22.64%
Technology                        17.98%
Energy                            11.97%
Services                          10.68%
Health Care                       10.43%
Industrial Cyclicals               5.30%
Consumer Staples                   4.47%
Utilities                          2.84%
Retail                             2.65%
Unit Investment Trust              1.17%
                                  ------
                                  90.13%
                                  ======

                                   % NET
TOP 10 COMMON STOCK HOLDINGS      ASSETS
----------------------------------------
International Business
  Machines Corp.                   5.46%
Pfizer, Inc.                       4.80%
Exxon Mobil Corp.                  4.73%
Citigroup, Inc.                    4.56%
Siebel Systems, Inc.               3.79%
General Electric Co.               3.38%
Microsoft Corp.                    3.19%
Verizon Communications, Inc.       2.86%
Intel Corp.                        2.84%
Kinder Morgan Energy Partners LP   2.73%
                                  ------
                                  38.34%
                                  ======

TOTAL RETURN+
--------------------------------------------------

[CHART OF GROWTH OF $10,000 OVER TEN YEARS]

                                     W/SALES
        DATE        BURNHAM FUND      CHARGE        S&P 500
       Dec-91          $10,000       $ 9,500        $10,000
       Jan-92          $10,047       $ 9,545        $ 9,814
       Mar-92          $10,174       $ 9,665        $ 9,942
       Mar-92          $ 9,863       $ 9,370        $ 9,748
       May-92          $10,065       $ 9,562        $10,034
       Jun-92          $10,022       $ 9,521        $10,083
       Jul-92          $ 9,870       $ 9,376        $ 9,933
       Aug-92          $10,261       $ 9,748        $10,337
       Aug-92          $10,227       $ 9,716        $10,125
       Oct-92          $10,338       $ 9,821        $10,244
       Nov-92          $10,285       $ 9,770        $10,279
       Nov-92          $10,545       $10,018        $10,629
       Dec-92          $10,770       $10,232        $10,760
       Jan-93          $10,752       $10,215        $10,851
       Mar-93          $10,969       $10,421        $11,000
       Mar-93          $11,135       $10,578        $11,232
       May-93          $11,010       $10,460        $10,961
       Jun-93          $11,236       $10,674        $11,253
       Jul-93          $11,378       $10,809        $11,286
       Aug-93          $11,451       $10,879        $11,241
       Aug-93          $11,808       $11,217        $11,667
       Oct-93          $11,882       $11,288        $11,577
       Nov-93          $11,855       $11,262        $11,817
       Nov-93          $11,596       $11,016        $11,704
       Dec-93          $11,779       $11,190        $11,846
       Jan-94          $11,910       $11,315        $12,249
       Mar-94          $11,703       $11,118        $11,917
       Mar-94          $11,200       $10,640        $11,397
       May-94          $11,282       $10,717        $11,543
       Jun-94          $11,349       $10,782        $11,732
       Jul-94          $11,202       $10,642        $11,445
       Aug-94          $11,478       $10,904        $11,820
       Aug-94          $11,766       $11,178        $12,305
       Oct-94          $11,622       $11,041        $12,003
       Nov-94          $11,790       $11,201        $12,274
       Nov-94          $11,505       $10,930        $11,827
       Dec-94          $11,569       $10,991        $12,002
       Jan-95          $11,787       $11,198        $12,313
       Mar-95          $12,064       $11,461        $12,793
       Mar-95          $12,203       $11,592        $13,170
       May-95          $12,477       $11,853        $13,557
       Jun-95          $12,819       $12,178        $14,100
       Jul-95          $13,038       $12,386        $14,427
       Aug-95          $13,259       $12,596        $14,906
       Aug-95          $13,400       $12,730        $14,943
       Oct-95          $13,739       $13,052        $15,574
       Nov-95          $13,703       $13,018        $15,518
       Nov-95          $14,019       $13,318        $16,199
       Dec-95          $14,398       $13,678        $16,512
       Jan-96          $14,831       $14,090        $17,073
       Feb-96          $14,916       $14,170        $17,232
       Mar-96          $15,046       $14,293        $17,397
       Apr-96          $15,175       $14,416        $17,653
       May-96          $15,482       $14,707        $18,108
       Jun-96          $15,390       $14,621        $18,177
       Jul-96          $14,655       $13,922        $17,374
       Aug-96          $15,009       $14,259        $17,740
       Sep-96          $15,784       $14,994        $18,739
       Oct-96          $16,219       $15,408        $19,256
       Nov-96          $17,157       $16,299        $20,712
       Dec-96          $16,932       $16,085        $20,302
       Jan-97          $17,853       $16,960        $21,571
       Feb-97          $17,582       $16,703        $21,739
       Mar-97          $17,095       $16,240        $20,846
       Apr-97          $17,842       $16,950        $22,090
       May-97          $18,707       $17,772        $23,435
       Jun-97          $19,530       $18,554        $24,485
       Jul-97          $20,895       $19,851        $26,434
       Aug-97          $20,089       $19,084        $24,954
       Sep-97          $20,846       $19,804        $26,321
       Oct-97          $20,423       $19,402        $25,442
       Nov-97          $20,740       $19,703        $26,620
       Dec-97          $21,119       $20,063        $27,078
       Jan-98          $21,039       $19,987        $27,379
       Feb-98          $22,436       $21,314        $29,353
       Mar-98          $23,549       $22,371        $30,856
       Apr-98          $24,126       $22,919        $31,167
       May-98          $23,677       $22,493        $30,631
       Jun-98          $24,584       $23,354        $31,875
       Jul-98          $24,185       $22,976        $31,537
       Aug-98          $19,970       $18,971        $26,977
       Sep-98          $21,298       $20,233        $28,706
       Oct-98          $22,486       $21,362        $31,040
       Nov-98          $23,757       $22,569        $32,921
       Dec-98          $25,786       $24,496        $34,817
       Jan-99          $27,119       $25,763        $36,272
       Feb-99          $25,833       $24,542        $35,144
       Mar-99          $27,430       $26,058        $36,550
       Apr-99          $28,382       $26,963        $37,964
       May-99          $27,184       $25,825        $37,068
       Jun-99          $28,829       $27,387        $39,126
       Jul-99          $28,018       $26,618        $37,905
       Aug-99          $28,313       $26,897        $37,715
       Sep-99          $27,851       $26,459        $36,682
       Oct-99          $30,269       $28,755        $39,004
       Nov-99          $31,652       $30,069        $39,796
       Dec-99          $34,222       $32,511        $42,140
       Jan-00          $33,968       $32,269        $40,023
       Feb-00          $34,788       $33,049        $39,265
       Mar-00          $36,806       $34,966        $43,106
       Apr-00          $35,986       $34,187        $41,809
       May-00          $35,280       $33,516        $40,951
       Jun-00          $37,816       $35,925        $41,961
       Jul-00          $37,492       $35,617        $41,305
       Aug-00          $41,498       $39,423        $43,870
       Sep-00          $40,898       $38,853        $41,554
       Oct-00          $39,601       $37,621        $41,379
       Nov-00          $35,300       $33,535        $38,116
       Dec-00          $34,932       $33,185        $38,303
       Jan-01          $35,943       $34,146        $39,662
       Feb-01          $31,854       $30,261        $36,045
       Mar-01          $29,832       $28,341        $33,762
       Apr-01          $32,883       $31,239        $36,365
       May-01          $32,757       $31,119        $36,609
       Jun-01          $31,954       $30,356        $35,718
       Jul-01          $30,957       $29,409        $35,366
       Aug-01          $29,193       $27,733        $33,152
       Sep-01          $27,504       $26,129        $30,475
       Oct-01          $28,011       $26,611        $31,056
       Nov-01          $29,221       $27,760        $33,439
       Dec-01          $29,952       $28,454        $33,732

                       WITH NO          WITH MAX.
AVERAGE           SALES CHARGE       SALES CHARGE
ANNUAL RETURN          OF CDSC            OF CDSC
-------------------------------------------------
CLASS A
 One year              (14.26)%           (18.54)%
 Three years             5.12%              3.34%
 Five years             12.08%             10.94%
 Ten years              11.59%             11.02%
 Fifteen years          11.45%             11.07%
 Twenty years           13.24%             12.95%
 Twenty-five years      12.96%             12.73%

CLASS B
 One year             (14.88)%           (18.88)%
 Three years             4.29%              3.36%
 Five years             11.18%             11.05%
 Since inception        11.11%             11.11%

                       WITH NO          WITH MAX.
CUMULATIVE        SALES CHARGE       SALES CHARGE
TOTAL RETURN           OF CDSC            OF CDSC
-------------------------------------------------
CLASS A
 One year             (14.26)%           (18.54)%
 Three years            16.16%             10.35%
 Five years             76.89%             68.05%
 Ten years             199.52%            184.54%
 Fifteen years         408.62%            383.18%
 Twenty years        1,102.51%          1,042.39%
 Twenty-five years   2,003.58%          1,898.40%

CLASS B
 One year             (14.88)%           (18.88)%
 Three years            13.44%             10.44%
 Five years             69.88%             68.89%
 Since inception       136.42%            136.42%

PERFORMANCE OVER THE PAST YEAR

[GRAPHIC]

FUND(CLASS A)          -14.26%
SECTOR                 -11.88%
PEER GROUP             -13.49

THE FUND narrowly trailed its peer group and benchmark index during the report period.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes 500 large-cap stocks.

THE PEER GROUP is represented by the funds in the Morningstar Large Cap Blend category.

[CHART]


                                      BURNHAM           S&P         MORNINGSTAR
    TIME                               FUND             500          LARGE CAP
   PERIOD           DATE              W/O LOAD         INDEX           BLEND
-------------------------------  --------------------------------- ------------
     1           Jan-01               2.89%          3.55%           2.64%
     2           Feb-01              -8.81%         -5.89%          -6.38%
     3           Mar-01             -14.60%        -11.84%         -12.54%
     4           Apr-01              -5.87%         -5.00%          -5.81%
     5           May-01              -6.23%         -4.37%          -5.41%
     6           Jun-01              -8.53%         -6.76%          -7.88%
     7           Jul-01             -11.38%         -7.67%          -9.43%
     8           Aug-01             -16.43%        -13.45%         -14.83%
     9           Sep-01             -21.26%        -20.44%         -21.95%
    10           Oct-01             -19.81%        -18.92%         -20.19%
    11           Nov-01             -16.35%        -12.70%         -14.37%
    12           Dec-01             -14.26%        -11.93%         -13.47%

MODERN PORTFOLIO THEORY STATISTICS

THREE-YEAR RANGE

Beta                    1.02
R(2)                      82
Alpha                   6.65
Standard Deviation     20.10
sharpe Ratio            0.01

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                                  BURNHAM FUND 5

[CHART OF INVESTMENT FOCUS]

TICKER SYMBOL                 BUROX

PORTFOLIO MANAGER
David Leibowitz
Since inception

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                            None

ASSET VALUES
Net assets, in millions        $1.12
Net asset value per share      $9.10

EXPENSE RATIO
Annualized, after expense
reimbursement                  1.20%

INCEPTION
May 3, 1999

ALL DATA AS OF DECEMBER 31, 2001. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.

BURNHAM

DOW 30(SM) FOCUSED FUND

[PHOTO OF DAVID LEIBOWITZ]

"AFTER TWO CONSECUTIVE DOWN YEARS IN THE DOW, MANY OBSERVERS ARE PREDICTING A MEANINGFUL RISE IN THE DJIA(SM) THIS YEAR."

                                                             /s/ David Leibowitz

                                                                 DAVID LEIBOWITZ
                                                               Portfolio Manager

On December 31, 2001 the Burnham Dow 30(SM) Focused Fund net asset value was $9.10 per share. This represented a decline of 3.65% for the year, but it outdistanced the benchmark Dow Jones Industrial Average(SM) (DJIA), which fell 5.44% over the same period. At the end of the year, the Fund was 86.5% invested, and overweighted in sixteen stocks. Given the modest size of the Fund's assets, and the requirement that at least 50% of the Fund's total assets must be invested in the Dow Jones's Industrial Average, on a properly weighted basis, a majority of the Fund's investments were in the DIAMONDS(SM) Trust.

- The three top performing stocks in the portfolio were Sears, Roebuck & Co., ChevronTexaco Corp, and Goodyear Tire & Rubber. Each was removed from the DJIA subsequent to their purchase in November, 1999. As reported in the financial press, stocks exiting the Dow frequently outperform the Average, and such was the case in this instance.

- The three largest declines in the fund were scored by Coca-Cola Co., Eastman Kodak Co. and SBC Communications, respectively. Coke was hit hard by the domestic recession and the strength of the dollar overseas. Eastman Kodak continues to struggle to maintain market share in traditional photography, while still feeling its way in the emerging field of digital photography. SBC suffered along with almost every other participant in the telecommunications industry. Fortunately, its stock price attrition, in percentage terms, was not as severe as some other telecoms.

- After two consecutive down years in the Dow, many observers are predicting a meaningful rise in the DJIA this year. They point to both the economic and fiscal stimulus efforts on the part of the Federal Reserve Board and the Bush Administration. They also note that interest rates remain low, inflation appears to be under control and the recession could be over before the end of the second quarter.

- Several of the stocks in the portfolio should respond to positive economic data. Disney, Boeing and Eastman Kodak would benefit when air travel returns to more normal levels. Chevron Texaco and ExxonMobil shares rise and fall with movements in the price of oil as does Dow Chemical, albeit in the opposite direction.

- Hewlett Packard is in the midst of a controversial proposed merger with Compaq, Honeywell's acquisition by GE could not pass regulatory muster in Europe, while SBC could find it is in the thick of things in the next wave of telecommunications mergers. International Paper might become an active player in its consolidating industry and Merck has pre-announced that it expects to report flat earnings for 2002.

- Our greatest concern is that there not be another major act of terrorism. Such an event would certainly take a toll economically and psychologically. There is every reason to believe that the year will be much like any other, offering an abundant number of opportunities and a fair share of risks. If we can benefit from the former, while avoiding the grasp of the latter, 2002 may prove rewarding.

6 DOW 30(SM) FOCUSED FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

DJIA COMPONENTS AND WEIGHTINGS
------------------------------------------
International Business Machines Corp.8.35%
Minnesota, Mining & Manufacturing Co.8.16%
Procter & Gamble Co.                 5.46%
Microsoft Corp.                      4.57%
United Technologies Corp.            4.46%
Johnson & Johnson                    4.08%
Merck & Co., Inc.                    4.06%
Wal-Mart Stores Inc.                 3.97%
Caterpillar Inc.                     3.61%
Home Depot Inc.                      3.52%
Citigroup, Inc.                      3.49%
General Motors Corp.                 3.36%
The Coca-Cola Company                3.26%
Philip Morris Cos.                   3.17%
Du Pont (E.I.) De Nemours & Co.      2.94%
International Paper Co.              2.79%
General Electric Co.                 2.77%
Exxon Mobil Corp.                    2.71%
SBC Communications Inc.              2.70%
The Boeing Company                   2.68%
J.P. Morgan Chase & Co.              2.51%
American Express Co.                 2.46%
ALCOA Inc.                           2.45%
Honeywell International Inc.         2.34%
Intel Corp.                          2.17%
Eastman Kodak Co.                    2.03%
McDonald's Corp.                     1.83%
The Walt Disney Company              1.43%
Hewlett-Packard Co.                  1.42%
AT&T Corp.                           1.25%
                                   -------
                                   100.00%
                                   =======

TOTAL RETURN++
--------------------------------------------------------------------------------
[CHART OF GROWTH OF $10,000 SINCE INCEPTION]


                                                                             100
DATE               DOW 30 FUND                                           DJIA
      May 3, 1999           $10,000                                      $10,000
           May-99           $ 9,680                                      $ 9,604
           Jun-99           $10,060                                      $ 9,990
           Jul-99           $ 9,761                                      $ 9,707
           Aug-99           $ 9,940                                      $ 9,889
           Sep-99           $ 9,551                                      $ 9,452
           Oct-99           $ 9,881                                      $ 9,816
           Nov-99           $ 9,901                                      $ 9,970
           Dec-99           $10,323                                      $10,549
           Jan-00           $ 9,770                                      $10,042
           Feb-00           $ 9,036                                      $ 9,314
           Mar-00           $ 9,770                                      $10,055
           Apr-00           $ 9,699                                      $ 9,888
           May-00           $ 9,619                                      $ 9,712
           Jun-00           $ 9,368                                      $ 9,655
           Jul-00           $ 9,267                                      $ 9,729
           Aug-00           $ 9,800                                      $10,394
           Sep-00           $ 9,338                                      $ 9,883
           Oct-00           $ 9,589                                      $10,187
           Nov-00           $ 9,277                                      $ 9,684
           Dec-00           $ 9,599                                      $10,038
           Jan-01           $ 9,781                                      $10,140
           Feb-01           $ 9,559                                      $ 9,798
           Mar-01           $ 8,982                                      $ 9,230
           Apr-01           $ 9,731                                      $10,039
           May-01           $10,044                                      $10,218
           Jun-01           $ 9,690                                      $ 9,857
           Jul-01           $ 9,771                                      $ 9,887
           Aug-01           $ 9,336                                      $ 9,625
           Sep-01           $ 8,395                                      $ 8,342
           Oct-01           $ 8,598                                      $ 8,566
           Nov-01           $ 9,164                                      $ 9,325
           Dec-01           $ 9,248                                      $ 9,496

[CHART OF ASSET ALLOCATION]

Asset Allocation
Common stocks                         87%
Cash and cash equivalents             13%

The fund seeks capital appreciation.

                                   % NET
TOP INDUSTRIES                     ASSETS
-----------------------------------------
Industrial Cyclicals              26.24%
Technology                        11.37%
Consumer Staples                   8.63%
Financial Services Cos.            7.47%
Retail                             7.04%
Medical                            6.91%
Energy                             6.83%
Services                           6.34%
Consumer Durables                  4.64%
Consumer Cyclicals                 1.06%
                                  ------
                                  86.53%
                                  ======

                                   % NET
TOP 10 COMMON STOCK HOLDINGS       ASSETS
-----------------------------------------
 DIAMONDS(SM) Trust, Series(I)     65.53%
 ChevronTexaco Corp.*               4.00%
 The Dow Chemical Co.*              2.43%
 Sears, Roebuck & Co.*              2.13%
 Merck & Co., Inc.                  1.58%
 International Paper                1.08%
 Goodyear Tire & Rubber Co.*        1.06%
 Exxon Mobil Corp.                  1.05%
 SBC Communications Inc.            1.05%
 The Boeing Company                 1.04%
                                   ------
                                   80.95%
                                   ======

AVERAGE ANNUAL RETURN
-----------------------------------------

 One year                         (3.65)%
 Since inception                  (2.89)%

CUMULATIVE TOTAL RETURN
-----------------------------------------

 One year                         (3.65)%
 Since inception                  (7.52)%

PERFORMANCE OVER THE PAST YEAR


                                    BURNHAM DOW 30                  MORNINGSTAR
    TIME                                 FUND           DJIA         LARGE CAP
   PERIOD           DATE               W/O LOAD                        VALUE
-------------------------------  --------------------------------------------
       1           Jan-01                  1.90%        1.02%          1.81%
       2           Feb-01                 -0.42%       -2.39%         -1.93%
       3           Mar-01                 -6.42%       -8.04%         -5.66%
       4           Apr-01                  1.37%        0.02%         -0.26%
       5           May-01                  4.64%        1.91%          1.40%
       6           Jun-01                  0.95%       -1.85%         -1.17%
       7           Jul-01                  1.79%       -1.55%         -1.61%
       8           Aug-01                 -2.74%       -4.16%         -5.72%
       9           Sep-01                -12.54%      -16.93%        -13.20%
      10           Oct-01                -10.43%      -14.70%        -12.40%
      11           Nov-01                 -4.53%       -7.14%         -6.87%
      12           Dec-01                 -3.65%       -5.44%         -5.17%

Fund            -3.65%
Sector          -5.44
Peer Group      -5.46

THE FUND outdistanced its benchmark index and peer group by over 2% during the period.

THE SECTOR is represented by the DJIA(SM)(Dow Jones Industrial Average), an unmanaged average of the prices of 30 large-cap stocks.

THE PEER GROUP is represented by the funds in the Morningstar Large Cap Value category.

[CHART]

[PLOT POINTS TO COME]

MODERN PORTFOLIO THEORY STATISTICS will be available when the fund has been in operation for three years.

 * SECURITIES DROPPED FROM THE DOW JONES INDUSTRIAL AVERAGE AS OF NOVEMBER 1, 1999.

 + KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

++ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
   WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                       DOW 30(SM) FOCUSED FUND 7

INVESTMENT FOCUS

[CHART OF INVESTMENT FOCUS]

TICKER SYMBOLS
Class A          BURKX
Class B          BURMX

PORTFOLIO MANAGER
Anton Schutz
Since inception

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                            None

ASSET VALUES
Net assets, in millions        $26.3
Net asset value per share
Class A                       $15.80
Class B                       $15.59

MAXIMUM OFFERING PRICE
Class A                       $16.63

EXPENSE RATIOS
Annualized, after expense
reimbursement
Class A                         1.60%
Class B                         2.34%

INCEPTION
Both classes            June 7, 1999

ALL DATA AS OF DECEMBER 31, 2001. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.

BURNHAM

FINANCIAL SERVICES FUND

[PHOTO OF ANTON SCHUTZ]

"THE FUND'S HEAVY WEIGHTING OF THRIFTS EARLY IN THE YEAR AND CONTINUED HEDGING ACTIVITY TO REDUCE PORTFOLIO VOLATILITY LED TO STRONG GAINS IN 2001."

                                                                /s/ Anton Schutz

                                                                    ANTON SCHUTZ
                                                               Portfolio Manager

The fund kept up its strong performance for the second consecutive year, once again finishing at the top of its sector with a 29.28% return. The year continued the challenging environment of a bear market in the major averages and the decline of merger and acquisition activity across all industries. The Federal Reserve aggressively reduced interest rates all year long, but the economy was further damaged by the tragic events of September 11th.

[CHART OF 2001 PERFORMANCE COMPARISION]

Fund (Class A)                  +29.28%
Nasdaq Banking Index            +10.23%
Nasdaq 100 Financial Index       +3.39%

- Heavy weighting of thrifts by the fund early in the year led to strong gains. The entire thrift sector benefited from falling rates, which reduced their cost of funds and created a strong mortgage market. Earnings in the thrift group rose strongly and credit quality early in the year was pristine at the time that telecom credit problems began to emerge at large commercial banks. The fund did not have large concentrations in those banks.

- The fund benefited from several takeovers. Dime Bank was one of the fund's larger positions. It rose steadily until its acquisition by Washington Mutual was announced in June. Also significant was the purchase of Richmond County Savings Bank by Queens County Savings Bank. The deal was priced such that both sets of shareholders benefited from the deal and it performed well after the deal was announced. The company subsequently changed its name to New York Community Bancorp. It is one of the Fund's largest positions.

- Sovereign Bancorp successfully completed and integrated its large branch acquisition from Fleet and the stock rose 50% in the year. The fund also benefited from increases in stock prices caused by buyback activity at some small cap thrifts. Boston Fed, Cambridgeport, Mutual First of Muncie and Berkshire Hills Bancorp were some of the companies that repurchased their own stock.

- Insurance stocks were quite volatile due to both natural disasters and the events of September 11th. American General, a position of the Fund, was taken over by AIG. The fund purchased three life insurance IPO conversions during the year: Phoenix Life, Principal Financial Group and Prudential. Prudential remains one of the funds largest holdings.

- The two most difficult areas within the financial services sector were the brokers and the credit card companies. The fund deftly traded those stocks and avoided the most risky credit card stocks. Consumer credit problems were on the rise due to the recession, and brokerage earnings came under pressure from declines in the capital markets and in investment banking fees.

- Hedging activity continued at the fund to reduce the volatility of the stocks in the portfolio. The strategy commonly employed involved the sale of covered calls. The option premium taken in creates income and has the potential to reduce downside risk.

- We expect a slow recovery of the economy throughout the year and an end to Fed easings. We do not expect the Fed to aggressively tighten. We believe that the strongest performers in the coming year to potentially be the brokers and asset managers. Insurance companies with asset management units will also benefit. We continue to expect mergers in the sector due to the compelling cases for cost cutting and the creation of financial supermarkets.

8 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
CHART OF ASSET ALLOCATION

Common stocks                   100%
(net of call options written)

The fund seeks capital appreciation.
Common stocks 100%(net of call options written)

                                    % NET
TOP INDUSTRIES - COMMON STOCK      ASSETS
-----------------------------------------
 Savings and Loan Companies--
 Regional                          29.37%
 Banks-- Regional                  24.77%
 Banks-- Major Regional            12.34%
 Insurance                         11.36%
 Savings and Loan Companies--
 Major Regional                     8.41%
 Investment Banking/Brokerage       5.32%
 Consumer Credit Services           3.91%
 Real Estate Investment Trusts      3.21%
 Diversified Financial Services     2.49%
                                  -------
                                  101.18%
                                  =======

                                    % NET
 TOP 10 COMMON STOCK HOLDINGS      ASSETS
-----------------------------------------
 Sovereign Bancorp, Inc.            6.52%
 New York Community Bancorp Inc.    5.88%
 The Phoenix Cos., Inc.             5.28%
 Bay View Capital Corp.             4.88%
 GreenPoint Financial Corp.         4.76%
 Finger Lakes Bancorp, Inc.         4.50%
 Coastal Bancorp, Inc.              4.40%
 Banknorth Group, Inc.              4.29%
 FleetBoston Finanacial Corp.       4.17%
 Metris Companies Inc.              3.91%
                                   ------
                                   48.59%
                                   ======

TOTAL RETURN(+)
--------------------------------------------------------------------------------

[CHART OF GROWTH OF $10,000 SINCE INCEPTION]


                   FINANCIAL SERV.               FACTOR                    100
DATE               W/O LOAD          W/LOAD      NAS BANKING       NASDAQ 100
                  ------------------------------------------------------------
June 7, 1999          $10,000       $ 9,500        $10,000        $10,000
      Jun-99          $10,510       $ 9,985        $10,079        $10,010
      Jul-99          $10,380       $ 9,861        $ 9,780        $ 9,351
      Aug-99          $ 9,900       $ 9,405        $ 9,372        $ 8,784
      Sep-99          $ 9,780       $ 9,291        $ 9,084        $ 8,388
      Oct-99          $10,450       $ 9,928        $ 9,720        $ 9,070
      Nov-99          $10,280       $ 9,766        $ 9,530        $ 9,047
      Dec-99          $ 9,810       $ 9,320        $ 9,127        $ 8,724
      Jan-00          $ 9,209       $ 8,748        $ 8,565        $ 8,024
      Feb-00          $ 8,668       $ 8,234        $ 7,820        $ 7,442
      Mar-00          $ 9,710       $ 9,224        $ 8,259        $ 8,229
      Apr-00          $10,001       $ 9,501        $ 8,060        $ 7,742
      May-00          $10,582       $10,053        $ 8,402        $ 7,895
      Jun-00          $10,622       $10,091        $ 8,080        $ 7,485
      Jul-00          $11,454       $10,881        $ 8,401        $ 7,831
      Aug-00          $12,466       $11,842        $ 9,033        $ 8,590
      Sep-00          $13,438       $12,766        $ 9,600        $ 9,095
      Oct-00          $13,107       $12,452        $ 9,462        $ 8,964
      Nov-00          $13,137       $12,480        $ 9,509        $ 8,714
      Dec-00          $14,988       $14,239        $10,466        $ 9,685
      Jan-01          $15,558       $14,781        $10,556        $ 9,545
      Feb-01          $16,118       $15,312        $10,338        $ 9,247
      Mar-01          $16,301       $15,486        $10,163        $ 8,931
      Apr-01          $16,882       $16,038        $10,413        $ 9,307
      May-01          $18,108       $17,203        $10,862        $ 9,616
      Jun-01          $18,700       $17,765        $11,381        $10,006
      Jul-01          $19,238       $18,276        $11,749        $10,278
      Aug-01          $19,088       $18,133        $11,314        $ 9,811
      Sep-01          $17,797       $16,907        $11,131        $ 9,582
      Oct-01          $17,657       $16,774        $10,720        $ 9,176
      Nov-01          $18,388       $17,469        $11,162        $ 9,668
      Dec-01          $19,377       $18,408        $11,537        $10,014

BURNHAM FINANCIAL SERVICES FUND

without sales charge            $19,377
with sales cahrge               $18,408
NASDAQ Banking Index*           $11,537
NASDAQ 100 Financial Index *    $10,014

                       WITH NO      WITH MAX
AVERAGE           SALES CHARGE  SALES CHARGE
ANNUAL RETURN          OR CDSC       OR CDSC
--------------------------------------------
 CLASS A
 One year               29.28%        22.82%
 Since inception        29.18%        26.64%

 CLASS B
 One year               28.38%        24.38%
 Since inception        28.15%        27.36%

                       WITH NO      WITH MAX
CUMULATIVE        SALES CHARGE  SALES CHARGE
TOTAL RETURN           OR CDSC       OR CDSC
--------------------------------------------
 CLASS A
 One year               29.28%        22.82%
 Since inception        93.77%        84.08%

 CLASS B
 One year               28.38%        24.38%
 Since inception        89.79%        86.79%

PERFORMANCE OVER THE PAST YEAR

[GRAPHIC]

Fund (Class A)                  +29.28%
Sector                          + 3.39%
Peer Group                      - 3.46%

THE FUND kept up its strong performance for the second consecutive year easily outperforming its peer group by a wide margin.

THE SECTOR is represented by the Nasdaq 100 Financial Index, an unmanaged index of the 100 largest financial companies traded on the Nasdaq market system and the Nasdaq small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

[CHART]


                                      BURNHAM          NASDAQ       MORNINGSTAR
    TIME                             FINANCIAL     FINANCIAL 100     SPECIALTY
   PERIOD           DATE              W/O LOAD         INDEX          FINANCE
-------------------------------  --------------------------------- ------------
      1           Jan-01               3.81%         -1.45%          -0.06%
      2           Feb-01               7.54%         -4.52%          -4.12%
      3           Mar-01               8.76%         -7.79%          -6.82%
      4           Apr-01              12.63%         -3.90%          -3.46%
      5           May-01              20.82%         -0.72%           0.22%
      6           Jun-01              24.77%          3.31%           0.92%
      7           Jul-01              28.36%          6.12%           0.08%
      8           Aug-01              27.35%          1.30%          -3.97%
      9           Sep-01              18.74%         -1.07%         -10.04%
     10           Oct-01              17.80%         -5.26%         -11.86%
     11           Nov-01              22.69%         -0.18%          -6.22%
     12           Dec-01              29.28%          3.39%          -3.46%

MODERN PORTFOLIO THEORY STATISTICS will be available when the fund has been in operation for three years

-  KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                       FINANCIAL SERVICES FUND 9

TICKER SYMBOL                 BURXX

PORTFOLIO MANAGER
Reich & Tang Asset Management L.P.
Since inception

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                            None

ASSET VALUES
Net assets, in millions       $52.75
Net asset value per share      $1.00

EXPENSE RATIO
Annualized, after expense
recovery                        0.97%

INCEPTION
May 3, 1999

ALL DATA AS OF DECEMBER 31, 2001. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.

BURNHAM

MONEY MARKET FUND

"As the year progressed it became more difficult to find acceptable issuers as the faltering economy generated credit concerns".

                                                             /s/ Molly Flewharty

                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

During 2001, we saw interest rates plummet to levels not seen in forty years. On January 3, 2001 the Fed Funds target was 6% and by December 11, 2001 it was at 1.75%. The Federal Reserve essentially flooded the market with liquidity in an effort to abate the recession. Originally, we had thought that the easing cycle would end in the fall, but the terrorist attacks of September 11 further slowed economic activity causing more job losses, which dampened consumer confidence. Money market funds are short term oriented by definition and as rates fell the fund's yield fell, even though we extended the weighted average maturity of the fund as much as seemed prudent. As the year progressed it became more difficult to find acceptable issuers as the faltering economy generated credit concerns. It was even more difficult to find issuers willing to extend maturities during the rapidly falling rate environment. The fund was competitive with the its peer group until the final quarter when our extension trades matured and we were forced to reinvest at substantially lower yields.

We see 2002 as another challenging year. The economic recovery will most likely be slow and anemic during the coming year. We think that the Fed will not raise rates until there are clear signs that an economic recovery is well established. This means that short term rates may well trade within a narrow band, being essentially flat during 2002, with some sporadic volatility as news or events cause sentiment to change. We will attempt to extend when rates go up and will otherwise stay short as rates fall back down.

10 MONEY MARKET FUND

The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.

PORTFOLIO INVESTMENTS
--------------------------------------------------

[CHART OF ASSET ALLOCATION BY MATURITY]

1-3 days                                   44%
4-30 days                                  36%
31-89 days                                  4%
90-180 days                                 8%
Over 180 days                               8%

[CHART OF ASSET ALLOCATION BY TYPE]

Variable Rate Demand Notes                 38%
Medium Term Note                            4%
Taxable Municipal Commercial Paper          4%
Yankee Certificate of Deposits              4%
Letter of Credit CP                         8%
Overnight Repurchase Agreements            19%
Discounted Commercial Paper                23%

YIELD AND TOTAL RETURN*
--------------------------------------------------

YIELD AND MATURITY
--------------------------------------------------

 Daily yield                             1.32%
 7-day effective yield                   1.34%
 30-day effective yield                  1.34%
 Weighted average days to maturity         37

AVERAGE ANNUAL RETURN
--------------------------------------------------

 One year                                3.36%
 Since inception                         4.48%

CUMULATIVE TOTAL RETURN
--------------------------------------------------

  One year                               3.36%
  Since inception                       12.39%

PERFORMANCE OVER THE PAST YEAR

[GRAPHIC]

FUND    +3.36%

[CHART]

Money Market


                         30 DAY YIELD
                  31-Jan             5.33%
                  28-Feb             4.92%
                  31-Mar             4.66%
                  30-Apr             4.37%
                  31-May             3.69%
                  30-Jun             3.36%
                  31-Jul             3.10%
                  31-Aug             2.91%
                  30-Sep             2.61%
                  31-Oct             1.98%
                  30-Nov             1.59%
                  31-Dec             1.35%

IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 30-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                            MONEY MARKET FUND 11

TICKER SYMBOL                 BUTXX

PORTFOLIO MANAGER
Reich & Tang Asset Management L.P.
Since inception

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                            None

ASSET VALUES
Net assets, in millions       $140.0
Net asset value per share      $1.00

EXPENSE RATIO
Annualized, after expense
recovery                       0.87%

INCEPTION
October 13, 1999

ALL DATA AS OF DECEMBER 31, 2001. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.

BURNHAM

U.S. TREASURY MONEY MARKET FUND

"Assuming that the yield curve is not inverted, we will return to a laddered portfolio strategy that spreads maturities more evenly throughout the year."

                                                              /s/Molly Flewharty

                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

During 2001 we saw interest rates plummet to levels not seen in forty years. On January 3, 2001 the Fed Funds target was 6% and by December 11, 2001 it was at 1.75%. The Federal Reserve essentially flooded the market with liquidity in an effort to abate the recession. Originally, we had thought that the easing cycle would end in the fall, but the terrorist attacks of September 11 further slowed economic activity causing more job losses, which dampened consumer confidence. Because of the inverted yield curve and the falling rate environment we "barbelled" the portfolio, keeping a large percentage of the fund in overnight repurchase agreements and investing a smaller percentage in one year Treasury Notes. The fund's performance was very competitive for all of 2001.

We see 2002 being another interesting year for short term rates. We doubt the Federal Reserve will raise rates during the year, unless there is clear evidence that the economic recovery is very strong and well underway. Assuming that the yield curve is not inverted, we will return to a laddered portfolio strategy that spreads maturities more evenly throughout the year.

12 U.S. TREASURY MONEY MARKET FUND

The fund seeks maximum current income that is consistent with maintaining liquidity and perserving capital.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

[CHART OF ASSET ALLOCATION BY MATURITY]

1-3 days                                79%
31-89 days                               2%
90-180 days                              5%
Over 180 days                           14%

[CHART OF ASSET ALLOCATION BY TYPE]

U.S. Treasury Bills                     32%
U.S. Treasury Notes                     21%
Overnight Repurchase Agreements         47%

YIELD AND TOTAL RETURN *
--------------------------------------------------------------------------------

YIELD AND MATURITY
---------------------------------------------

 Daily yield                            1.32%
 7-day effective yield                  1.52%
 30-day effective yield                 1.47%
 Weighted average days to maturity        50

AVERAGE ANNUAL RETURN
---------------------------------------------

 One year                               3.28%
 Since inception                        4.45%

CUMULATIVE TOTAL RETURN
---------------------------------------------

 One year                               3.28%
 Since inception                       10.07%

PERFORMANCE OVER THE PAST YEAR

[GRAPHIC]

FUND   +3.28%

[CHART]

U.S. Treasury

                         30 DAY YIELD
                  31-Jan             5.15%
                  28-Feb             4.78%
                  31-Mar             4.55%
                  30-Apr             4.14%
                  31-May             3.60%
                  30-Jun             3.28%
                  31-Jul             3.08%
                  31-Aug             2.96%
                  30-Sep             2.44%
                  31-Oct             1.93%
                  30-Nov             1.46%
                  31-Dec             1.47%

IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 30-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                              U.S. TREASURY MONEY MARKET FUND 13

THE FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION
-------------------------------------

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader won't be able to gain an accurate understanding of the financial information without reading the text and notes. Footnotes that are specific to a given fund appear on pages 40 and 41 of this report.

ABOUT THE FUNDS
---------------

BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware business trust. The trust is registered with the U.S. Securities and Exchange Commission as a diversified open-end investment company, commonly known as a mutual fund. The Burnham Dow 30(SM) Focused Fund is registered as a non-diversified fund. Each fund is a series of the trust.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

     ADVISER/ADMINISTRATOR
     Burnham Asset Management Corporation
     1325 Avenue of the Americas
     New York, NY 10019

     MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

     DISTRIBUTOR
     Burnham Securities Incorporated
     1325 Avenue of the Americas
     New York, NY 10019

     UNDER THE FUNDS' 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

     TRANSFER AGENT
     PFPC Inc.
     211 South Gulph Road
     King of Prussia, PA 19406

     HANDLES TRANSACTIONS IN FUND SHARES.

     CUSTODIAN
     PFPC Trust Co.
     8800 Pinicum Boulevard
     Philadelphia, PA 19153

     HOLDS AND SETTLES THE FUNDS' SECURITIES.

     LEGAL COUNSEL
     Hale & Dorr LLP
     60 State Street
     Boston, MA 02109

     OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer either one or two share classes, as follows:

- ONE SHARE CLASS, WITHOUT SALES CHARGES, BUT WITH A 1.00% REDEMPTION FEE ON SHARES SOLD WITHIN 180 DAYS:

     BURNHAM DOW 30(SM) FOCUSED FUND

     BURNHAM MONEY MARKET FUND
     (no redemption fee)

     BURNHAM U.S. TREASURY MONEY MARKET FUND
     (no redemption fee)

- TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00%:

     BURNHAM FUND

     BURNHAM FINANCIAL SERVICES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund expects to declare and pay income distributions quarterly, and the remaining funds expect to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.

14 FINANCIAL PAGES

ACCOUNTING POLICIES
-------------------

Below are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. these policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

   STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

   BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Treasury Money Market Fund value them at amortized cost by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

   OPTIONS may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid second market for the contracts, or if the counterparty to the contract is unable to perform. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

Whenever a fund is unable to determine the value of a security through its normal methods, it uses fair-value methods that have been adopted by the Board of Trustees.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues.

Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective interest method.

DISTRIBUTIONS AND TAXES
The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications in order to comply with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trusts' officers received any compensation from the trust.

EXPENSES
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES
Management has had to make certain estimates and assumptions in preparing its figures, so the actual figures for a fund's assets, liabilities, income, and other items may differ from what is shown here.

                                                              FINANCIAL PAGES 15

ABOUT THE FINANCIAL STATEMENTS
------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2001). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the former minus the latter is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals up the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Two major factors determine the size of a mutual fund's assets: the performance of its investments, and how much money investors put in or take out. Each fund's Statement of Changes in Net Assets reflects both of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semiannual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

   RISKS NOT REFLECTED IN BALANCE SHEETS
   ----------------------------------------------------------------------------

   EXCEPT FOR THE TWO MONEY MARKET FUNDS, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE BOTH WRITTEN AND PURCHASED OPTIONS. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

16  FINANCIAL PAGES

BURNHAM FUND

PORTFOLIO HOLDINGS
AS OF DECEMBER 31, 2001

- INDICATES SECURITIES THAT DO                  NUMBER OF
  NOT PRODUCE INCOME.                            SHARES                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 90.72%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY 0.59%

AUTOMOTIVE MANUFACTURERS 0.59%
   General Motors Corp.                             20,000              $972,000
                                                                     -----------
TOTAL AUTOMOTIVE (COST: $952,200)                                        972,000
                                                                     -----------

CONSUMER STAPLES  4.47%

FOOD AND BEVERAGE PRODUCTS  3.87%
 - American Italian Pasta Co.,
   Class A                                          35,000             1,471,050
   General Mills, Inc.                              25,000             1,300,250
   PepsiCo, Inc.                                    75,000             3,651,750
                                                                     -----------
                                                                       6,423,050
                                                                     -----------
PERSONAL CARE PRODUCTS  0.60%
   Gillette Co.                                     30,000             1,002,000
                                                                     -----------
TOTAL CONSUMER STAPLES (COST: $6,357,503)                              7,425,050
                                                                     -----------
ENERGY  11.97%
OIL DRILLING  3.94%
   Kinder Morgan Energy Partners LP                120,000             4,538,400
 - Shamrock Logistics LP                            50,000             2,002,500
                                                                     -----------
                                                                       6,540,900
                                                                     -----------
OIL AND GAS REFINING  8.03%
   BP Amoco PLC                                     60,000             2,790,600
   ChevronTexaco Corp.                              30,000             2,688,300
   Exxon Mobil Corp.                               200,000             7,860,000
                                                                      ----------
                                                                      13,338,900
                                                                      ----------
TOTAL ENERGY (COST: $11,546,778)                                      19,879,800
                                                                      ----------
FINANCIAL  22.64%
BANKS  5.01%
   Bank of New York Co., Inc.                      100,000             4,080,000
   Bank One Corp.                                   35,000             1,366,750
   FleetBoston Financial Corp.                      25,000               912,500
   New York Community Bancorp Inc.                  30,000               686,100
   North Fork Bancorporation                        40,000             1,279,600
                                                                      ----------
                                                                       8,324,950
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES  8.53%
   American Express Co.                            100,000             3,569,000
   Citigroup, Inc.                                 150,000             7,572,000
   Goldman Sachs Group Inc.                         20,000             1,855,000
   The Bear Stearns Companies, Inc.                 20,000             1,172,800
                                                                     -----------
                                                                      14,168,800
                                                                     -----------
INSURANCE  4.29%
   American International Group, Inc.               37,500            $2,977,500
   Lincoln National Corp.                           20,000               971,400
   MetLife, Inc.                                   100,000             3,168,000
                                                                      ----------
                                                                       7,116,900
                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS  4.81%
   Avalonbay Communities, Inc.                      40,000             1,892,400
   Boston Properties, Inc.                          40,000             1,520,000
   Chateau Communities, Inc.                        40,000             1,196,000
   Reckson Associates Realty Corp.                  50,000             1,168,000
   Vornado Realty Trust                             30,000             1,248,000
   Weingarten Realty, Inc.                          20,000               960,000
                                                                     -----------
                                                                       7,984,400
                                                                     -----------
TOTAL FINANCIAL (COST: $23,861,036)                                   37,595,050
                                                                     -----------
HEALTH CARE  10.43%
HEALTH MAINTENANCE ORGANIZATIONS  0.91%
 - Oxford Health Plans, Inc.                        50,000             1,507,000
                                                                      ----------
MEDICAL PRODUCTS  2.83%
   Baxter International, Inc.                       40,000             2,145,200
   Medtronic Inc.                                   50,000             2,560,500
                                                                      ----------
                                                                       4,705,700
                                                                      ----------
PHARMACEUTICALS  6.69%
   Johnson & Johnson                                20,000             1,182,000
   Lilly (Eli) & Co.                                25,000             1,963,500
   Pfizer, Inc.                                    200,000             7,970,000
                                                                     -----------
                                                                      11,115,500
                                                                     -----------
TOTAL HEALTH CARE (COST: $11,219,351)                                 17,328,200
                                                                     -----------

INDUSTRIAL CYCLICALS  5.30%
AEROSPACE AND DEFENSE  1.92%
   General Dynamics Corp.                           40,000             3,185,600
                                                                     -----------

INDUSTRIAL CONGLOMORATES  3.38%
   General Electric Co.                            140,000             5,611,200
                                                                      ----------
TOTAL INDUSTRIAL CYCLICALS (COST: $5,289,937)                          8,796,800
                                                                      ----------
RETAIL  2.65%
RETAIL STORES  2.65%
   The Home Depot, Inc.                             30,000             1,530,300
   Wal-Mart Stores, Inc.                            50,000             2,877,500
                                                                     -----------
                                                                       4,407,800
                                                                     -----------
TOTAL RETAIL (COST: $3,305,655)                                        4,407,800
                                                                     -----------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS
FUND ARE ON PAGE 40

                                                                 BURNHAM FUND 17

BURNHAM FUND CONTINUED

PORTFOLIO HOLDINGS CONTINUED
AS OF DECEMBER 31, 2001


                                                 NUMBER OF
                                                   SHARES                VALUE
--------------------------------------------------------------------------------
SERVICES  10.68%

BROADCASTING AND CABLE TV  1.33%
 - Viacom Inc., Class B                             50,000            $2,207,500
                                                                     -----------

DATA PROCESSING  3.07%
   Automatic Data Processing Inc.                   60,000             3,534,000
   First Data Corp.                                 20,000             1,569,000
                                                                     -----------
                                                                       5,103,000
                                                                     -----------

ENTERTAINMENT  0.97%
 - AOL Time Warner, Inc.                            50,000             1,605,000
                                                                     -----------

HOME BUILDERS  0.57%
   Lennar Corp.                                     20,000               936,400
                                                                     -----------

TELECOMMUNICATIONS NETWORKS AND SERVICES  4.74%
   SBC Communications, Inc.                         80,000             3,133,600
   Verizon Communications, Inc.                    100,000             4,746,000
                                                                     -----------
                                                                       7,879,600
                                                                     -----------
TOTAL SERVICES (COST: $14,342,057)                                    17,731,500
                                                                     -----------

TECHNOLOGY  17.98%

APPLICATION SOFTWARE  3.79%
 - Siebel Systems, Inc.                            225,000            $6,295,500
                                                                     -----------

COMPUTER HARDWARE  6.12%
 - Dell Computer Corp.                              40,000             1,087,200

   International Business
   Machines Corp.                                   75,000             9,072,000
                                                                     -----------
                                                                      10,159,200
                                                                     -----------

COMPUTER STORAGE AND PERIPHERALS  0.57%
 - EMC Corp.                                        70,000               940,800
                                                                     -----------

INTERNET SOFTWARE AND SERVICES  0.53%
 - Yahoo!, Inc.                                     50,000               887,000
                                                                     -----------

NETWORKING EQUIPMENT  0.44%
 - Cisco Systems, Inc.                              40,000               724,400
                                                                     -----------

SEMICONDUCTORS  3.34%
   Intel Corp.                                     150,000             4,717,500
   Texas Instruments, Inc.                          30,000               840,000
                                                                     -----------
                                                                       5,557,500
                                                                     -----------
SYSTEMS SOFTWARE  3.19%
 - Microsoft Corp.                                  80,000            $5,300,000
                                                                     -----------
TOTAL TECHNOLOGY (COST: $15,832,411)                                  29,864,400
                                                                     -----------

UNIT INVESTMENT TRUSTS  1.17%
UNIT INVESTMENT TRUSTS  1.17%
   Nasdaq-100 Index Tracking Stock                  50,000             1,945,500
                                                                     -----------
TOTAL UNIT INVESTMENT TRUSTS
(COST: $2,007,300)                                                     1,945,500
                                                                     -----------
UTILITIES  2.84%
ELECTRIC   2.84%
   AES Corp.                                       100,000             1,635,000
   The Southern Co.                                 75,000             1,901,250
   TXU Corp.                                        25,000             1,178,750
                                                                     -----------
                                                                       4,715,000
                                                                     -----------
TOTAL UTILITIES (COST: $4,169,957)                                     4,715,000
                                                                     -----------
TOTAL COMMON STOCKS  (COST: $98,884,185)                             150,661,100
                                                                     -----------
                                                      FACE
                                                     VALUE
                                                     -----
CORPORATE CONVERTIBLE BONDS  2.26%

CONSUMER STAPLES  0.08%
FOOD AND BEVERAGE PRODUCTS  0.08%
   Performance Food Group Co.,
   sub. notes conv.
   5.50% 10/16/08                                 $100,000               130,000
                                                                      ----------
TOTAL CONSUMER STAPLES (COST: $100,000)                                  130,000
                                                                      ----------

HEALTH CARE  1.04%
PHARMACEUTICALS  1.04%
   Regeneron Pharmaceuticals, Inc.,
   sub. notes conv.
   5.50% 10/17/08                                1,500,000             1,730,625
                                                                      ----------

TOTAL HEALTH CARE (COST: $1,497,150)                                   1,730,625
                                                                      ----------

SERVICES  0.56%
DATA PROCESSING  0.56%
   Adaptec Inc., sub. deb. conv.
   4.75% 2/01/04                                 1,000,000               933,750
                                                                      ----------

TOTAL SERVICES (COST: $804,750)                                          933,750
                                                                      ----------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND
ARE ON PAGE 40.

18 BURNHAM FUND

PORTFOLIO HOLDINGS CONTINUED
AS OF DECEMBER 31, 2001

                                                  FACE
                                                  VALUE                 VALUE
--------------------------------------------------------------------------------
TECHNOLOGY  0.58%

COMPUTER PRODUCTS AND SOFTWARE  0.58%
   Systems & Computer
   Technology, sub. deb. conv.
   5.00% 10/15/04                               $1,150,000              $951,625
                                                                    ------------
TOTAL TECHNOLOGY (COST: $926,125)                                        951,625
                                                                    ------------
TOTAL CORPORATE CONVERTIBLE BONDS
(COST: $3,328,025)                                                     3,746,000
                                                                    ------------
CORPORATE BONDS  1.41%

HOTELS  1.41%

   Marriott Corp., deb.
   9.38% 6/15/07                                 1,265,000             1,294,222

   MGM Grand Inc., sr. sub. notes
   9.75% 6/01/07                                 1,000,000             1,052,500
                                                                    ------------
TOTAL HOTELS (COST: $2,261,106)                                        2,346,722
                                                                    ------------
TOTAL CORPORATE BONDS  (COST: $2,261,106)                              2,346,722
                                                                    ------------

DISCOUNTED COMMERCIAL PAPER  6.72%

   American Express Co.
   1.75% 1/15/02                                 2,327,000             2,325,416

   LaSalle National Corp.
   1.88% 1/08/02                                 2,912,000             2,910,936

   LaSalle National Corp.
   1.85% 1/04/02                                 2,926,000             2,925,549

   San Paolo US Financial Co.
   1.86% 1/03/02                                 3,000,000             2,999,690
                                                                    ------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $11,161,591)                                                   11,161,591
                                                                    ------------

TOTAL INVESTMENTS 101.11%                                           $167,915,413
(COST $115,634,907)

LIABILITIES, LESS CASH AND OTHER ASSETS (1.11)%                       (1,850,866)
                                                                    ------------
NET ASSETS 100.00%                                                  $166,064,547
                                                                    ============

  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
  -------------------------------------------------

  THE TAX COST OF THE FUND AT DECEMBER 31, 2001, BASED ON SECURITIES OWNED, WAS $116,102,386. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $52,419,403 AND ($606,376), RESPECTIVELY.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

                                                                 BURNHAM FUND 19

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2001

======================================================================
ASSETS
   Investments, at value
   (cost: $115,634,907)                           $167,915,413
   Cash in bank                                          1,763
   Dividends and interest receivable                   267,809
   Receivable for capital stock sold                    11,695
   Prepaid expenses                                     16,595
                                                --------------
   Total assets                                    168,213,275
                                                --------------
LIABILITIES
   Payable for investments purchased                 1,616,000
   Payable to investment advisor(5)                     58,553
   Payable for capital stock redeemed                  267,840
   Payable for administration fees(1)                   20,594
   Payable for investment advisory fees(2)              85,620
   Payable for distribution fees and service fees(3)    40,601
   Accrued expenses and other payables                  59,520
                                                --------------
   Total liabilities                                 2,148,728
                                                --------------
NET ASSETS                                        $166,064,547
                                                ==============
ANALYSIS OF NET ASSETS

BY SOURCE:
   Capital paid in                                $112,459,912
   Accumulated net realized gain on investments      1,324,129
   Net unrealized appreciation of investments       52,280,506
                                                --------------
                                                  $166,064,547
                                                 =============

BY SHARE CLASS:
                                                 CAPITAL SHARES(8)
                 NET ASSETS          NAV(4)         OUTSTANDING
                 ----------          ------         -----------
   Class A:      $158,459,115        $30.65          5,169,668
   Class B:        $7,605,432        $31.19            243,812

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

======================================================================
INVESTMENT INCOME
   Dividends                                        $2,545,933
   Interest                                          1,086,987
                                                  ------------
   Total income                                      3,632,920
                                                  ------------
EXPENSES
   Administration fees(1)                              259,685
   Investment advisory fees(2)                       1,066,519
   Service fees (Class B)(3)                            18,840
   Distribution fees (Class A)(3)                      425,543
   Distribution fees (Class B)(3)                       56,520
   Transfer agent fees                                  99,526
   Audit and Legal fees                                 61,304
   Reports to shareholders                              73,176
   Trustees' fees and expenses                          39,844
   Custodian fees                                       25,079
   Registration fees and expenses                       50,822
   Fund accounting expenses                             47,426
   Miscellaneous expenses                               18,890
                                                    ----------
   Total expenses before recovery                    2,243,174
   Plus net voluntary recovery by advisor(5)           275,670
                                                    ----------
   Total expenses after recovery                     2,518,844
                                                    ----------
NET INVESTMENT INCOME                               $1,114,076
                                                    ----------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND WRITTEN OPTIONS

REALIZED GAIN FROM SECURITIES AND
WRITTEN OPTIONS TRANSACTIONS:(6)
   Proceeds from sales of securities              $108,972,682
   Cost of securities sold                        (102,231,216)
                                                  ------------
   Total realized gain on investments                6,741,466
   Realized gain from written
   options transactions(6)                             117,763
                                                  ------------
   Net realized gain from securities transactions    6,859,229
                                                  ------------
UNREALIZED DEPRECIATION OF INVESTMENTS:
   Beginning of year                                89,140,514
   End of year                                      52,280,506
                                                 -------------
   Unrealized depreciation of investments          (36,860,008)
                                                 -------------
   Net realized and unrealized loss on
   investments and written options transactions    (30,000,779)
                                                 -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   $(28,886,703)
                                                 ==============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

20  BURNHAM FUND

BURNHAM FUND CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                             FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,
                                   2001                 2000
-----------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income          $1,114,076          $206,066
   Net realized gain from
   securities and written
   options transactions            6,859,229        25,255,483
   Unrealized depreciation of
   investments                   (36,860,008)      (21,691,138)
                                ------------      ------------
   Net increase/(decrease)
   in net assets resulting
   from operations               (28,886,703)        3,770,411
                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS(7)

FROM NET INVESTMENT INCOME:
   Class A shares                 (1,063,397)         (161,841)
                                ------------      ------------

FROM NET REALIZED GAINS FROM SECURITIES
AND PURCHASED OPTIONS TRANSACTIONS:

   Class A shares                (11,997,722)      (17,924,943)
   Class B shares                   (558,341)         (606,624)
                                ------------      ------------
                                 (12,556,063)      (18,531,567)
                                ------------      ------------
   Total distributions
   to shareholders               (13,619,460)      (18,693,408)
                                ------------      ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL AT RIGHT)

   Net proceeds from sale
   of shares                      59,778,225        56,235,912

   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends      11,933,659        16,316,037
                                ------------      ------------
                                  71,711,884        72,551,949
   Cost of shares redeemed       (64,864,651)      (54,097,851)
                                ------------      ------------
   Increase in net assets
   derived from capital share
   transactions                    6,847,233        18,454,098
                                ------------      ------------
   Increase/(decrease) in net
   assets for the year           (35,658,930)        3,531,101

NET ASSETS
   Beginning of Year             201,723,477       198,192,376
                                ------------      ------------
END OF YEAR                     $166,064,547      $201,723,477
                                ============      ============

DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                  NUMBER
                                 OF SHARES          AMOUNT
---------------------------------------------------------------
CLASS A SHARES
YEAR ENDED 12/31/01
   Shares sold                  1,618,203       $54,793,580
   Shares issued for
   reinvestments                  358,512        11,537,226
   Shares redeemed             (1,834,289)      (61,808,353)
                               -----------      ------------
NET INCREASE                      142,426        $4,522,453
                               ===========      ============
YEAR ENDED 12/31/00
   Shares sold                  1,161,974       $52,406,808
   Shares issued for
   reinvestments                  398,468        15,726,255
   Shares redeemed             (1,163,047)      (52,392,489)
                               -----------      ------------
NET INCREASE                      397,395       $15,740,574
                               ===========      ============
CLASS B SHARES
YEAR ENDED 12/31/01
   Shares sold                    141,898        $4,984,645
   Shares issued for
   reinvestments                   12,098           396,433
   Shares redeemed                (92,054)       (3,056,298)
                               -----------      ------------
NET INCREASE                       61,942        $2,324,780
                               ===========      ============
YEAR ENDED 12/31/00
   Shares sold                     84,521        $3,829,104
   Shares issued for
   reinvestments                   14,694           589,782
   Shares redeemed                (36,908)       (1,705,362)
                               -----------      ------------
NET INCREASE                       62,307        $2,713,524
                               ===========      ============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

                                                                 BURNHAM FUND 21

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                   FOR THE YEAR ENDED DECEMBER 31,                FOR THE YEAR ENDED DECEMBER 31,
                                                   ------------------------------                 -------------------------------
                                                2001      2000     1999     1998     1997       2001    2000    1999    1998  1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA                                          CLASS A SHARES                                 CLASS B SHARES

 NET ASSET VALUE:
   Beginning of year ($)                       38.70     41.71    34.31    30.04    25.65      39.36   42.66   35.21   30.75 26.31

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)                 0.22      0.05     0.06     0.25     0.45      (0.03)  (0.23)  (0.17)   0.03  0.13
   Net gain/(loss) on securities
   and purchased options (both
   realized and unrealized)                    (5.67)     0.88    10.52     5.97     5.54      (5.75)   0.84   10.70    6.12  5.75
                                             --------------------------------------------------------------------------------------
   Total from investment operations            (5.45)     0.93    10.58     6.22     5.99      (5.78)   0.61   10.53    6.15  5.88

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                (0.21)    (0.03)   (0.10)   (0.32)   (0.44)        --      --      --   (0.06)(0.28)
   Distributions from net capital gains
   (from securities and
   options transactions)                       (2.39)    (3.91)   (3.08)   (1.63)   (1.16)     (2.39)  (3.91)  (3.08)  (1.63)(1.16)
                                             --------------------------------------------------------------------------------------
   Total distributions                         (2.60)    (3.94)   (3.18)   (1.95)   (1.60)     (2.39)  (3.91)  (3.08)  (1.69)(1.44)
                                             --------------------------------------------------------------------------------------
 NET ASSET VALUE: End of year ($)              30.65     38.70    41.71    34.31    30.04      31.19   39.36   42.66   35.21 30.75
                                             ======================================================================================
 TOTAL RETURN (%)*                            (14.26)     2.07    32.71    22.08    24.74     (14.88)   1.26   31.60   21.16 23.60
                                             --------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

 Net assets,
 end of year (in $ 000's)                    158,459   194,565  193,092  156,736  136,443      7,605   7,158   5,101   2,408 1,612
                                             --------------------------------------------------------------------------------------
 Ratio of total expenses
 after recovery to
 average net assets (%)(5)                      1.37      1.34     1.34     1.30     1.11       2.12    2.09    2.09    2.08  2.05
                                             --------------------------------------------------------------------------------------

 Ratio of total expenses
 before recovery to
 average net assets (%)(5)                      1.23      1.39     1.44      1.32      --       1.98    2.14    2.20    2.18    --
                                             --------------------------------------------------------------------------------------
 Ratio of net income/(loss) to
 average net assets (%)                         0.64      0.12     0.12      0.80    1.61      (0.11)  (0.63)  (0.63)   0.03   0.66
                                             --------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                    68.4      49.6     42.2      54.7    59.4       68.4    49.6    42.2    54.7   59.4
                                             --------------------------------------------------------------------------------------

- THE TOTAL RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

22  BURNHAM FUND

BURNHAM
DOW 30(SM) FOCUSED FUND

PORTFOLIO HOLDINGS
AS OF DECEMBER 31, 2001

                                     NUMBER OF
                                       SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS  86.53%

(PERCENTAGE OF NET ASSETS)

CONSUMER CYCLICALS  1.06%

AUTO PARTS AND EQUIPMENT  1.06%

   Goodyear Tire & Rubber Co.            500           $11,905
                                                       -------
TOTAL CONSUMER CYCLICALS (COST: $21,592)                11,905
                                                       -------
CONSUMER DURABLES  0.91%

MANUFACTURING (SPECIALIZED)  0.91%

   Honeywell International, Inc.         300            10,146
                                                       -------
TOTAL CONSUMER DURABLES (COST: $10,164)                 10,146
                                                       -------

CONSUMER STAPLES  0.84%

FOOD AND BEVERAGE PRODUCTS  0.84%

   The Coca-Cola Company                 200             9,430
                                                       -------
TOTAL CONSUMER STAPLES (COST: $11,450)                   9,430
                                                       -------

ENERGY  5.06%

OIL AND GAS REFINING  5.06%

   ChevronTexaco Corp.                   500            44,805
   Exxon Mobil Corp.                     300            11,790
                                                       -------
                                                        56,595
                                                       -------
TOTAL ENERGY (COST: $55,838)                            56,595
                                                       -------

FINANCIAL SERVICES COMPANIES  1.93%

DIVERSIFIED FINANCIAL SERVICES  1.93%

   American Express Co.                  300            10,707
   J.P. Morgan Chase & Co.               300            10,905
                                                       -------
                                                        21,612
                                                       -------
TOTAL FINANCIAL SERVICES COMPANIES
(COST: $21,648)                                         21,612
                                                       -------

INDUSTRIAL CYCLICALS  3.22%

CHEMICALS  2.43%

   The Dow Chemical Co.                  805            27,193
                                                       -------

PHOTO EQUIPMENT AND SUPPLIES  0.79%

   Eastman Kodak Co.                     300             8,829
                                                       -------
TOTAL INDUSTRIAL CYCLICALS (COST: $45,416)              36,022
                                                       -------

MEDICAL  1.58%
PHARMACEUTICALS  1.58%

   Merck & Co., Inc.                     300            17,640
                                                       -------
TOTAL MEDICAL (COST: $17,658)                           17,640
                                                       -------
PAPER AND PAPER PRODUCTS  1.08%
Paper and Paper Products  1.08%

   International Paper Co.               300           $12,105
                                                       -------
TOTAL PAPER AND PAPER PRODUCTS
(COST: $12,123)                                         12,105
                                                       -------

RETAIL  2.13%

RETAIL  2.13%

   Sears, Roebuck & Co.                  500            23,820
                                                       -------
TOTAL RETAIL (COST: $13,811)                            23,820
                                                       -------

SERVICES  1.60%

ENTERTAINMENT  0.55%

   The Walt Disney Co.                   300             6,216
                                                       -------

TELECOMMUNICATION SERVICES  1.05%

   SBC Communications Inc.               300            11,751
                                                       -------
TOTAL SERVICES (COST: $19,044)                          17,967
                                                       -------

TECHNOLOGY  1.59%

AEROSPACE  1.04%

   The Boeing Co.                        300            11,634
                                                       -------

COMPUTERS  (HARDWARE)  0.55%

   Hewlett-Packard Co.                   300             6,162
                                                       -------
TOTAL TECHNOLOGY (COST: $17,832)                        17,796
                                                       -------

UNIT INVESTMENT TRUSTS  65.53%

UNIT INVESTMENT TRUSTS  65.53%
   DIAMONDS(SM) Trust Series I         7,350           733,530
                                                       -------
TOTAL UNIT INVESTMENT TRUSTS (COST: $766,210)          733,530
                                                       -------
TOTAL COMMON STOCKS  (COST: $1,012,786)                968,568
                                                       -------

TOTAL INVESTMENTS 86.53%
(COST $1,012,786)                                     $968,568

CASH AND OTHER ASSETS, LESS LIABILITES 13.47%          150,773
                                                    ----------
NET ASETS 100.00%                                   $1,119,341
                                                    ==========

  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------

  THE TAX COST OF THE FUND AT DECEMBER 31, 2001, BASED ON SECURITIES OWNED, WAS $ 1,012,786. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $10,784 AND ($55,002), RESPECTIVELY.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

                                                      DOW 30(SM) FOCUSED FUND 23

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2001

================================================================================
ASSETS
   Investments, at value
   (cost: $1,012,786)                                 $968,568
   Cash in bank                                        260,582
   Dividends and interest receivable                     2,341
   Receivable for capital stock sold                     1,100
   Prepaid expenses                                      2,670
                                                    ----------
   Total assets                                      1,235,261
                                                    ----------
LIABILITIES
   Payable for investments purchased                   104,339
   Payable for transfer agency fees                      2,944
   Payable for administration fees(2)                      147
   Payable for fund accounting fees                      3,397
   Payable for investment advisory fees(3)                 560
   Payable for distribution fees and service fees(4)       233
   Payable to investment advisor(5)                      1,562
   Accrued expenses and other payables                   2,738
                                                    ----------
   Total liabilities                                   115,920
                                                    ----------
NET ASSETS                                          $1,119,341
                                                    ==========
ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                  $1,164,861
   Accumulated net realized loss on investments         (1,302)
   Net unrealized depreciation of investments          (44,218)
                                                    ----------
                                                    $1,119,341
                                                    ==========

BY NUMBER OF SHARES:
                                                  CAPITAL SHARES
 NET ASSETS                 NAV                     OUTSTANDING
---------------------------------------------------------------
   $1,119,341              $9.10                       122,937

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

================================================================================
INVESTMENT INCOME
   Dividends                                           $12,119
   Interest                                              1,404
                                                    ----------
   Total income                                         13,523
                                                    ----------
EXPENSES
   Administration fees(2)                                1,016
   Investment advisory fees(3)                           4,063
   Distribution fees(4)                                  1,693
   Transfer agent fees                                  26,831
   Audit and Legal fees                                  1,941
   Trustees' fees and expenses                             181
   Registration fees and expenses                       13,608
   Reports to shareholders                                 467
   Insurance expenses                                       50
   Fund accounting expenses                             32,900
                                                    ----------
   Total expenses before reimbursement                  82,750
   Less net voluntary reimbursement by advisor(5)      (74,571)
                                                    ----------
   Total expenses after reimbursement                    8,179
                                                    ----------
NET INVESTMENT INCOME                                   $5,344
                                                    ----------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
REALIZED LOSS FROM SECURITIES TRANSACTIONS:(6)
   Proceeds from sales of securities                       $16
   Cost of securities sold                                 (19)
                                                    ----------
   Net realized loss from securities
   transactions                                             (3)
                                                    ----------

UNREALIZED DEPRECIATION OF INVESTMENTS:
   Beginning of year                                   (21,942)
   End of year                                         (44,218)
                                                    ----------
   Unrealized depreciation of investments              (22,276)
                                                    ----------
   Net realized and unrealized loss
   on investments                                      (22,279)
                                                    ----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $(16,935)
                                                    ===========

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

24 DOW 30(SM) FOCUSED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                        FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                           DECEMBER 31,          DECEMBER 31,
                                              2001                  2000
================================================================================
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                            $5,344                $2,996
   Net realized gain/(loss) from
   securities transactions                              (3)                  493
   Unrealized depreciation
   of investments                                  (22,276)              (38,693)
                                                ----------              --------
   Net decrease in
   net assets resulting
   from operations                                 (16,935)              (35,204)
                                                ----------              --------
DISTRIBUTIONS TO SHAREHOLDERS(8)
   From net investment
   income                                           (5,431)               (3,000)
                                                ----------              --------
   Total distributions
   to shareholders                                  (5,431)               (3,000)
                                                ----------              --------
CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL AT RIGHT)

   Net proceeds from sale
   of shares                                       847,709                60,073

   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends                         4,535                 2,999
                                                ----------              --------
                                                   852,244                63,072
   Cost of shares redeemed                        (172,499)              (90,043)
                                                ----------              --------
   Increase/(decrease) in
   net assets derived from
   capital share transactions                      679,745               (26,971)
                                                ----------              --------
   Increase/(decrease) in
   net assets for the year                         657,379               (65,175)

NET ASSETS
   Beginning of year                               461,962               527,137
                                                ----------              --------
END OF YEAR                                     $1,119,341              $461,962
                                                ==========              ========

DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                             NUMBER            MARKET
                                           OF SHARES           AMOUNT
======================================================================
YEAR ENDED 12/31/01
   Shares sold                               92,225          $847,709
   Shares issued for reinvestments              492             4,535
   Shares redeemed                          (18,465)         (172,499)
                                            -------         ---------
NET INCREASE                                 74,252          $679,745
                                            =======         =========
YEAR ENDED 12/31/00
   Shares sold                                6,461           $60,073
   Shares issued for reinvestments              312             2,999
   Shares redeemed                           (9,418)          (90,043)
                                            -------         ---------
NET DECREASE                                 (2,645)         $(26,971)
                                            =======         =========

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

                                                      DOW 30(SM) FOCUSED FUND 25

BURNHAM DOW 30(SM) FOCUSED FUND CONTINUED


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 FOR THE         FOR THE           FOR THE
                                                YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                               DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                   2001            2000              1999*
==============================================================================================
PER SHARE DATA
 NET ASSET VALUE:
   Beginning of period ($)                             9.49            10.27             10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                               0.07+            0.06              0.05
   Net gain/(loss) on securities
   (both realized and unrealized)                     (0.42)           (0.78)             0.27
                                               -----------------------------------------------
   Total from investment operations                   (0.35)           (0.72)             0.32

LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                       (0.04)           (0.06)            (0.05)
   Distributions from capital gains
   (from securities transactions)                        --               --                --
                                               -----------------------------------------------
   Total distributions                                (0.04)           (0.06)            (0.05)
                                               -----------------------------------------------
NET ASSET VALUE: End of period ($)                     9.10             9.49             10.27
                                               ===============================================
TOTAL RETURN (%)**                                    (3.65)           (7.01)             3.22
                                               -----------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets,
end of period (in $ 000's)                            1,119              462               527
                                               -----------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(5)                                      1.20             1.20              1.20++
                                               -----------------------------------------------
Ratio of total expenses before
reimbursement to
average net assets (%)(5)                             12.18            23.56             19.89++
                                               -----------------------------------------------
Ratio of net income to average
net assets (%)                                         0.79             0.60              0.67++
                                               -----------------------------------------------
Portfolio turnover rate (%)                             0.0              2.3              23.7
                                               -----------------------------------------------

 * BURNHAM DOW 30(SM) FOCUSED FUND COMMENCED OPERATIONS ON MAY 3, 1999.
** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 5/03/99 - 12/31/99. TOTAL
   RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF THE SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
 + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
++ ANNUALIZED.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 40.

26 DOW 30(SM) FOCUSED FUND

BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO HOLDINGS
AS OF DECEMBER 31, 2001

- INDICATES SECURITIES THAT DO        NUMBER OF
  NOT PRODUCE INCOME.                   SHARES            VALUE
==================================================================
COMMON STOCKS  101.66%
(PERCENTAGE OF NET ASSETS)

BANKS  37.11%
BANKS -- MAJOR REGIONAL  12.34%
   FleetBoston Financial Corp.(8)        30,000        $1,095,000
   Sovereign Bancorp, Inc.(8)           140,000         1,713,600
   Wells Fargo & Co.(8)                  10,000           434,500
                                                       ----------
                                                        3,243,100
                                                       ----------
BANKS -- REGIONAL  24.77%
   Bay View Capital Corp.(8)            175,000         1,282,750
   BostonFed Bancorp Inc.                25,000           602,500
   Coastal Bancorp, Inc.                 40,000         1,156,000
   First Commonwealth
   Financial Corp.                       35,000           403,200
 - Hawthorne Financial Corp.             30,000           576,000
   Interchange Financial Service
   Corp.                                 30,000           570,000
   Long Island Financial Corp.            5,000            80,000
   LSB Corp.                             30,000           380,700
   National Commerce Financial
   Corp.(8)                              40,000         1,012,000
   Pacific Crest Capital, Inc.           10,000           210,500
 - Superior Financial Corp.               2,500            39,125
 - VIB Corp.                             20,600           194,876
                                                       ----------
                                                        6,507,651
                                                       ----------
TOTAL BANKS (COST: $9,276,280)                          9,750,751
                                                       ----------
FINANCIAL SERVICES COMPANIES  23.56%
AUTO LOANS FINANCING  0.48%
 - Union Acceptance Corp.                25,000           125,000
                                                       ----------
CONSUMER CREDIT SERVICES  3.91%
   Metris Companies Inc.(8)              40,000         1,028,400
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES  2.49%
   Washington Mutual, Inc.(8)            20,000           654,000
                                                       ----------
INSURANCE  11.36%
   Ceres Group, Inc.                     75,000           276,750
   Fidelity National Financial,
   Inc.                                  10,000           248,000
   LandAmerica Financial Group,
   Inc.(8)                               20,000           574,000
 - Prudential Financial, Inc.            15,000           497,850
 - The Phoenix Cos., Inc.(8)             75,000         1,387,500
                                                       ----------
                                                        2,984,100
                                                       ----------
INVESTMENT BANKING / BROKERAGE  5.32%
 - Instinet Group, Inc.(8)               80,000          $804,000
   Lehman Brothers Holdings Inc.(8)       5,000           334,000
   Merrill Lynch & Co., Inc.(8)           5,000           260,600
                                                       ----------
                                                        1,398,600
                                                       ----------
TOTAL FINANCIAL SERVICES COMPANIES
(cost: $5,866,665)                                      6,190,100
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS  3.21%
REAL ESTATE INVESTMENT TRUSTS  3.21%
   America First Mortgage
   Investments, Inc.                     50,000           437,500
   RAIT Investment Trust                 25,000           407,500
                                                       ----------
                                                          845,000
                                                       ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST: $803,586)                                          845,000
                                                       ----------
SAVINGS AND LOAN COMPANIES  37.78%
SAVINGS AND LOAN COMPANIES --
MAJOR REGIONAL 8.41%
   Astoria Financial Corp.(8)            30,000           793,800
   Berkshire Hills Bancorp, Inc.         35,000           708,750
   Golden State Bancorp Inc.(8)          15,000           392,250
   Webster Financial Corp.               10,000           315,300
                                                       ----------
                                                        2,210,100
                                                       ----------
SAVINGS AND LOAN COMPANIES -- REGIONAL 29.37%
   Alliance Bancorp New England Inc.     40,000           480,000
   BankAtlantic Bancorp, Inc.,
   Class A                                2,500            22,950
   Banknorth Group, Inc.                 50,000         1,126,000
   Connecticut Bancshares, Inc.          10,000           258,500
   Finger Lakes Bancorp, Inc.           110,000         1,182,500
   Golden West Financial Corp.(8)        10,000           588,500
   GreenPoint Financial Corp.(8)         35,000         1,251,250
   New York Community
   Bancorp Inc.(8)                       67,500         1,543,725
   Ocean Financial Corp.                 10,000           241,600
   Pamrapo Bancorp, Inc.                 29,300           761,800
 - Security Financial Bancorp, Inc.      13,000           259,350
                                                       ----------
                                                        7,716,175
                                                       ----------
TOTAL SAVINGS AND LOAN COMPANIES
(COST: $9,217,424)                                      9,926,275
                                                       ----------
TOTAL COMMON STOCKS  (COST: $25,163,955)               26,712,126
                                                       ----------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND
ARE ON PAGE 41.

                                                      FINANCIAL SERVICES FUND 27

BURNHAM FINANCIAL SERVICES FUND CONTINUED

PORTFOLIO HOLDINGS CONTINUED
AS OF DECEMBER 31, 2001

                                            NUMBER OF
                                         SHARE CONTRACTS               VALUE
==============================================================================
WARRANTS  0.01%
 - Dime Bancorp Inc.
   Litigation Tracking Warrants               10,000                    $1,500
                                                                     ---------
TOTAL WARRANTS  (COST: $2,095)                                           1,500
                                                                     ---------

CALL OPTIONS WRITTEN  (3.63)%

   Astoria Financial Corp. Calls
   @ 32.5 Due Jan 02                             100                    (1,250)
   @ 27.5 Due Apr 02                             100                   (13,250)
   @ 30 Due Jul 02                               100                    (9,250)
                                                                     ---------
                                                                       (23,750)
                                                                     ---------
   Bay View Capital Corp. Calls
   @ 7.5 Due Feb 02                              100                    (3,750)
                                                                     ---------
   FleetBoston Financial Corp. Calls
   @ 35 Due Jan 02                                70                   (14,525)
   @ 40 Due Jan 02                                80                      (800)
   @ 45 Due Jan 02                               100                    (1,500)
   @ 40 Due Apr 02                                50                    (4,375)
                                                                     ---------
                                                                       (21,200)
                                                                     ---------
   Golden State Bancorp Inc. Calls
   @ 25 Due Jan 02                                50                    (7,125)
   @ 30 Due Jul 02                               100                   (10,250)
                                                                     ---------
                                                                       (17,375)
                                                                     ---------
   Golden West Financial Corp. Calls
   @ 50 Due Feb 02                                50                   (46,250)
   @ 55 Due Feb 02                                50                   (25,500)
                                                                     ---------
                                                                       (71,750)
                                                                     ---------
   GreenPoint Financial Corp. Calls
   @ 35 Due Jan 02                               100                   (16,250)
   @ 40 Due Jan 02                                50                      (875)
   @ 40 Due Apr 02                                50                    (6,375)
                                                                     ---------
                                                                       (23,500)
                                                                     ---------
   Instinet Group, Inc. Calls
   @ 10 Due Feb 02                                50                    (4,750)
   @ 12.5 Due Feb 02                             100                    (2,000)
   @ 15 Due Feb 02                               100                    (1,000)
   @ 17.5 Due Feb 02                             100                    (1,000)
   @ 20 Due Feb 02                                50                      (500)
   @ 10 Due May 02                               200                   (34,500)
   @ 12.5 Due May 02                             200                   (17,000)
                                                                     ---------
                                                                       (60,750)
                                                                     ---------
   LandAmerica Financial Group Inc. Calls
   @ 25 Due Jan 02                                50                 $ (20,500)
   @ 25 Due Mar 02                                50                   (23,000)
                                                                     ---------
                                                                       (43,500)
                                                                     ---------
   Lehman Brothers Holdings Inc. Calls
   @ 65 Due Jan 02                                50                   (17,750)
                                                                     ---------
   Merrill Lynch & Co., Inc. Calls
   @ 55 Due Jan 02                                20                    (1,700)
   @ 60 Due Jan 02                                20                      (400)
                                                                     ---------
                                                                        (2,100)
                                                                     ---------
   Metris Companies Inc. Calls
   @ 15 Due Jan 02                               200                  (214,000)
   @ 20 Due Jan 02                               100                   (59,500)
   @ 25 Due Apr 02                               100                   (44,000)
                                                                     ---------
                                                                      (317,500)
                                                                     ---------
   National Commerce
   Financial Corp. Calls
   @ 25 Due Jan 02                               150                   (11,625)
   @ 27.5 Due Jan 02                             180                    (4,500)
   @ 25 Due Apr 02                                70                   (11,725)
                                                                     ---------
                                                                       (27,850)
                                                                     ---------
   New York Community
   Bancorp Inc. Calls
   @ 26.625 Due Jan 02                            50                    (1,875)
   @ 30 Due Jan 02                                50                    (1,875)
   @ 33.375 Due Jan 02                           100                      (750)
   @ 30 Due Apr 02                               100                    (3,750)
   @ 33.375 Due Apr 02                            50                    (1,500)
                                                                     ---------
                                                                        (9,750)
                                                                     ---------
   Sovereign Bancorp, Inc. Calls
   @ 10 Due Jan 02                               400                   (90,000)
   @ 12.5 Due Jan 02                             400                   (11,000)
   @ 10 Due Apr 02                               200                   (49,000)
   @ 12.5 Due Apr 02                             200                   (15,500)
   @ 15 Due Apr 02                               200                    (4,500)
                                                                     ---------
                                                                      (170,000)
                                                                     ---------
   The Phoenix Cos., Inc. Calls
   @ 17.5 Due Jan 02                             100                   (11,750)
   @ 17.5 Due Apr 02                             200                   (41,500)
   @ 17.5 Due Jul  02                            200                   (50,000)
                                                                     ---------
                                                                      (103,250)
                                                                     ---------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND
ARE ON PAGE 41.

28 FINANCIAL SERVICES FUND

PORTFOLIO HOLDINGS CONTINUED
AS OF DECEMBER 31, 2001


                                              NUMBER OF
                                              CONTRACTS               VALUE
==============================================================================
 CALL OPTIONS WRITTEN  CONTINUED

   Washington Mutual, Inc. Calls
   @ 35 Due Jan 02                               100                   $(1,500)
   @ 35 Due Apr 02                               100                   (14,500)
                                                                     ---------
                                                                       (16,000)
                                                                     ---------
   Wells Fargo & Co. Calls
   @ 40 Due Jan 02                                50                   (18,250)
   @ 45 Due Apr 02                                50                    (7,250)
                                                                     ---------
                                                                       (25,500)
                                                                     ---------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED $755,692)                                          (955,275)
                                                                     ---------

TOTAL INVESTMENTS 101.67%
(COST $25,166,050)                                               $26,713,626

CALL OPTIONS WRITTEN (3.64)%
(PREMIUMS RECEIVED $755,692)                                        (955,275)

CASH AND OTHER ASSETS, LESS LIABILITIES 1.97%                        517,130
                                                                 -----------
NET ASSETS 100.00%                                               $26,275,481
                                                                 ===========

  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------

  THE TAX COST OF THE FUND AT DECEMBER 31, 2001, BASED ON SECURITIES OWNED, WAS $25,599,262. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $1,892,744 AND ($778,380), RESPECTIVELY.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

                                                    FINANCIAL SERVICES FUND   29

BURNHAM FINANCIAL SERVICES FUND CONTINUED

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2001

================================================================================
ASSETS
   Investments, at value
   (cost: $25,166,050)                             $26,713,626
   Cash in bank                                         79,282
   Dividends and interest receivable                    46,808
   Receivable for investments sold                     525,238
   Receivable from investment advisor(5)                31,183
   Receivable for capital stock sold                   149,566
   Prepaid expenses                                      4,068
                                                   -----------
   Total assets                                     27,549,771
                                                   -----------

LIABILITIES
   Payable for options written(6)
   (premiums received $755,692)                        955,275
   Payable for fund shares purchased                   138,180
   Payable for investments purchased                   129,900
   Payable for fund accounting fees                      3,024
   Payable for administration fees(1)                    3,065
   Payable for investment advisory fees(2)              15,277
   Payable for distribution fees and service
    fees(3)                                              6,739
   Accrued expenses and other payables                  22,830
                                                   -----------
   Total liabilities                                 1,274,290
                                                   -----------
NET ASSETS                                         $26,275,481
                                                   ===========

ANALYSIS OF NET ASSETS

BY SOURCE:
   Capital paid in                                 $25,069,226
   Accumulated net realized loss on investments       (141,738)
   Net unrealized appreciation of investments
   and written options                               1,347,993
                                                   -----------
                                                   $26,275,481
                                                   ===========

BY SHARE CLASS:
                                                 CAPITAL SHARES(9)
                 NET ASSETS          NAV(4)         OUTSTANDING
----------------------------------------------------------------------
   Class A:       $23,710,257        $15.80          1,500,601
   Class B:        $2,565,224        $15.59            164,568

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

================================================================================
INVESTMENT INCOME
   Dividends                                          $509,920
   Interest                                             21,691
                                                      --------
   Total income                                        531,611
                                                      --------
EXPENSES
   Administration fees(1)                               29,233
   Investment advisory fees(2)                         146,163
   Service fees (Class B)(3)                             3,488
   Distribution fees (Class A)(3)                       45,243
   Distribution fees (Class B)(3)                       10,472
   Transfer agent fees                                  32,227
   Audit and Legal fees                                 10,077
   Reports to shareholders                               9,202
   Trustees' fees and expenses                           2,706
   Custodian fees                                       34,494
   Registration fees and expenses                       32,303
   Fund accounting expenses                             32,500
   Miscellaneous expenses                                4,696
                                                      --------
   Total expenses before reimbursement                 392,804
   Less net voluntary reimbursement by
   advisor(5)                                          (69,866)
                                                      --------
   Total expenses after reimbursement recovery         322,938
                                                      --------
NET INVESTMENT INCOME                                 $208,673
                                                      --------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND WRITTEN OPTIONS

REALIZED GAIN FROM SECURITIES AND
WRITTEN OPTIONS TRANSACTIONS:(6)
   Proceeds from sales of securities              $104,221,921
   Cost of securities sold                        (102,726,459)
                                                  ------------
   Total realized gain on investments                1,495,462
                                                  ------------
   Realized gain from written
   options transactions(6)                             839,682
                                                  ------------
   Net realized gain from securities
   transactions                                      2,335,144
                                                  ------------
INCREASE IN UNREALIZED APPRECIATION OF
INVESTMENTS AND WRITTEN OPTIONS TRANSACTIONS:
   Beginning of year                                 1,256,388
   End of year                                       1,347,993
                                                  ------------
   Unrealized appreciation of investments
   and written options transactions                     91,605
                                                  ------------
   NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND WRITTEN OPTIONS TRANSACTIONS      2,426,749
                                                  ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $2,635,422
                                                  ============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

30 FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                  FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                     DECEMBER 31,        DECEMBER 31,
                                         2001                2000
================================================================================
INCREASE IN NET ASSETS

FROM OPERATIONS:
   Net investment income                    $208,673             $35,701
   Net realized gain from
   securities and written
   options transactions                    2,335,144             860,234
   Unrealized appreciation
   of investments and written
   options transactions                       91,605           1,296,440
                                        ------------        ------------
   Net increase in net
   assets resulting
   from operations                         2,635,422           2,192,375
                                        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS(7)

FROM NET INVESTMENT INCOME:
   Class A shares                           (196,130)            (35,926)
   Class B shares                            (12,543)                 --
                                        ------------        ------------
                                            (208,673)            (35,926)
                                        ------------        ------------
FROM REALIZED GAINS FROM
SECURITIES TRANSACTIONS:
   Class A shares                         (2,601,667)           (434,915)
   Class B shares                           (293,991)             (6,630)
                                        ------------        ------------
                                          (2,895,658)           (441,545)
                                        ------------        ------------
   Total distributions
   to shareholders                        (3,104,331)           (477,471)
                                        ------------        ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL AT RIGHT)
   Net proceeds from sale
   of shares                              49,198,901           3,994,127
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends               3,002,818             475,233
                                        ------------        ------------
                                          52,201,719           4,469,360
   Cost of shares redeemed               (33,537,178)         (1,142,863)
                                        ------------        ------------
   Increase in net assets
   derived from capital
   share transactions                     18,664,541           3,326,497
                                        ------------        ------------
   Increase in net assets for
   the year                               18,195,632           5,041,401

NET ASSETS
   Beginning of year                       8,079,849           3,038,448
                                        ------------        ------------
END OF YEAR                              $26,275,481          $8,079,849
                                        ============        ============

DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                NUMBER OF SHARES       AMOUNT
=============================================================
CLASS A SHARES
YEAR ENDED 12/31/01
   Shares sold                  2,659,872       $46,044,076
   Shares issued
   for reinvestments              180,127         2,722,143
   Shares redeemed             (1,911,289)      (32,701,168)
                               ----------       -----------
NET INCREASE                      928,710       $16,065,051
                               ==========       ===========
YEAR ENDED 12/31/00
   Shares sold                    341,889        $3,966,827
   Shares issued
   for reinvestments               37,745           468,603
   Shares redeemed               (112,557)       (1,142,863)
                               ----------       -----------
NET INCREASE                      267,077        $3,292,567
                               ==========       ===========
CLASS B SHARES
YEAR ENDED 12/31/01
   Shares sold                    190,859        $3,154,825
   Shares issued
   for reinvestments               18,890           280,675
   Shares redeemed                (53,548)         (836,010)
                               ----------       -----------
NET INCREASE                      156,201        $2,599,490
                               ==========       ===========
YEAR ENDED 12/31/00
   Shares sold                      2,130           $27,300
   Shares issued
   for reinvestments                  545             6,630
   Shares redeemed                     --                --
                               ----------       -----------
NET INCREASE                        2,675           $33,930
                               ==========       ===========

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

                                                      FINANCIAL SERVICES FUND 31

BURNHAM FINANCIAL SERVICES FUND CONTINUED

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             FOR THE        FOR THE       FOR THE        FOR THE         FOR THE         FOR THE
                                            YEAR ENDED     YEAR ENDED  PERIOD ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                               2001          2000           1999*          2001           2000              1999*
====================================================================================================================================
PER SHARE DATA                                  CLASS A SHARES                                   CLASS B SHARES
NET ASSET VALUE:
  Beginning of period ($)                       13.93           9.79         10.00          13.82            9.75        10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.18+++        0.06          0.02           0.06+++         0.01        (0.00)+
  Net gain/(loss) on securities
  and options (both realized and
  unrealized)                                    3.79           4.99         (0.21)          3.75            4.91        (0.25)
                                           -----------------------------------------------------------------------------------------
  Total from investment operations               3.97           5.05         (0.19)          3.81            4.92        (0.25)

LESS DISTRIBUTIONS:
  Dividends
  (from net investment income)                  (0.13)         (0.06)        (0.02)         (0.07)             --           --
  Distributions from capital gains
  (from securities and
  options transactions)                         (1.97)         (0.85)           --          (1.97)          (0.85)          --
                                           -----------------------------------------------------------------------------------------
  Total distributions                           (2.10)         (0.91)        (0.02)         (2.04)          (0.85)          --
                                           -----------------------------------------------------------------------------------------
NET ASSET VALUE: END OF PERIOD ($)              15.80          13.93          9.79          15.59           13.82         9.75
                                           =========================================================================================
TOTAL RETURN (%)**                              29.28          52.78         (1.90)         28.38           51.62        (2.50)
                                           -----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets,
end of period (in $ 000's)                     23,710          7,964         2,983          2,565             116           56
                                           -----------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(5)                                1.60           1.60          1.60++         2.34            2.35         2.35++
                                           -----------------------------------------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)(5)                                1.95           4.16          7.42++         2.70            4.91         8.17++
                                           -----------------------------------------------------------------------------------------
Ratio of net income/(loss) to
average net assets (%)                           1.12           0.81          0.69++         0.37            0.06        (0.06)++
                                           -----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     535.4          327.5          89.6          535.4           327.5         89.6
                                           -----------------------------------------------------------------------------------------

  * BURNHAM FINANCIAL SERVICES FUND COMMENCED OPERATIONS ON JUNE 7, 1999. ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 6/07/99 - 12/31/99. TOTAL
    RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + LESS THAN ($0.01) PER SHARE.
 ++ ANNUALIZED.
+++ PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

32 FINANCIAL SERVICES FUND

BURNHAM

    MONEY MARKET FUND

PORTFOLIO HOLDINGS
AS OF DECEMBER 31, 2001

                                              FACE         AMORTIZED
                                              VALUE          COST
=======================================================================
SHORT-TERM INSTRUMENTS  99.62%

DISCOUNTED COMMERCIAL PAPER  23.59%
   BAE Systems Holdings Inc.
   2.48% 1/29/02                           $2,500,000        $2,495,177
   General Electric Capital Corp.
   2.80% 3/04/02                            2,000,000         1,990,356
   Lehman Brothers Holdings Inc.
   2.02% 5/06/02                            2,000,000         1,985,972
   Lexington Parker Capital Corp.
   3.58% 1/25/02                            2,000,000         1,995,227
   National Rural Utilities Corp.
   1.94% 1/25/02                            2,000,000         1,997,413
   Verizon Network Funding Corp.
   2.28% 7/02/02                            2,000,000         1,976,947
                                                          -------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $12,441,092)                                          12,441,092
                                                          -------------
LETTER OF CREDIT COMMERCIAL PAPER  7.55%
   CSN Overseas
   (LOC: Banco Santander)
   2.20% 4/22/02                            2,000,000         1,986,433
   Floren Container Inc.,
   (LOC: Bank of America)
   1.80% 1/18/02                            2,000,000         1,998,300
                                                          -------------
TOTAL LETTER OF CREDIT COMMERCIAL PAPER
(COST: $3,984,733)                                            3,984,733
                                                          -------------

MEDIUM TERM NOTE  3.79%
   Sigma Finance Corp.
   2.33% 11/20/02                           2,000,000         2,000,000
                                                          -------------
TOTAL MEDIUM TERM NOTE (COST: $2,000,000)                     2,000,000
                                                          -------------

TAXABLE MUNICIPAL COMMERCIAL PAPER  3.79%
   California Pollution Control
   Revenue Finance Authority
   (LOC: Shell Oil)
   1.85% 1/02/02                            2,000,000         2,000,000
                                                          -------------
TOTAL TAXABLE MUNICIPAL COMMERCIAL PAPER
(COST: $2,000,000)                                            2,000,000
                                                          -------------
VARIABLE RATE DEMAND NOTES*  38.53%
   B&V Land Co., L.L.C.,
   (LOC:First Michigan)
   2.20% 9/01/27                           $  975,000        $  975,000
   Columbus, GA Development
   Authority Revenue,
   (LOC: BK Nova Scotia)
   2.15% 12/01/19                           1,000,000         1,000,000
   FE, LLC
   (LOC: Bank One)
   2.12% 4/01/28                            1,900,000         1,900,000
   Gold Medal Products Co.,
   (LOC: Fifth Third Bank)
   2.24% 12/01/17                           1,500,000         1,500,000
   Illinois Development Finance
   Authority (Harbortown),
   (LOC: LaSalle National Bank)
   2.03% 12/01/20                           1,800,000         1,800,000
   JDV LLC,
   (LOC: Michigan National Bank)
   2.20% 7/01/27                              950,000           950,000
   Maximum Principal
   Amount Camcairn I,
   (LOC: Firstar Bank)
   2.15% 10/01/21                           2,000,000         2,000,000
   Maximum Principal Amount
   (Goson Project),
   (LOC: First Merit Bank)
   2.23% 8/01/23                            1,000,000         1,000,000
   Metropolitan Transit Authority,
   New York Commuter Facilities
   Revenue, (LOC: State Street)
   2.15% 7/01/03                            2,500,000         2,500,000
   Ordeal Properties, L.L.C.
   (LOC: Key Bank)
   2.15% 10/01/12                           1,900,000         1,900,000
   Shepherd Capital, L.L.C.,
   (LOC: First of America)
   2.20% 9/15/47                              985,000           985,000
   TBP Avon Lake L.L.C.,
   Project, (LOC: First Merit Bank)
   2.23% 11/02/20                             945,000           945,000
   The Southeast Alabama Gas District,
   (LOC: AMBAC Indemnity)
   1.95% 6/01/25                            2,000,000         2,000,000
   The Wilmington Iron & Metal
   Co., (LOC: Bank One)
   2.19% 8/01/14                              870,000           870,000
                                                          -------------
TOTAL VARIABLE RATE DEMAND NOTES
(COST: $20,325,000)                                          20,325,000
                                                          -------------

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND
ARE ON PAGE 41.

                                                            MONEY MARKET FUND 33

BURNHAM MONEY MARKET FUND CONTINUED

PORTFOLIO HOLDINGS CONTINUED
AS OF DECEMBER 31, 2001


                                              FACE          AMORTIZED
                                              VALUE           COST
======================================================================
YANKEE CERTIFICATES OF DEPOSIT  3.79%
   Rabobank Nederland NV, NY
   5.42% 1/08/02                           $2,000,000       $ 1,999,993
                                                            -----------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
(COST: $1,999,993)                                            1,999,993
                                                            -----------

REPURCHASE AGREEMENTS 18.58%
   Salomon Smith Barney
   (collateralized by $9,996,001
   GNMA, 7.50% due 10/15/31,
   delivery value $9,800,975)
   1.79% due 1/02/02                        9,800,000         9,800,000
                                                            -----------

TOTAL REPURCHASE AGREEMENTS
(COST: $9,800,000)                                            9,800,000
                                                            -----------

TOTAL SHORT-TERM INSTRUMENTS
(COST: $52,550,818)                                          52,550,818
                                                            -----------

TOTAL INVESTMENT 99.62%
(COST $52,550,818)                                          $52,550,818

CASH AND OHTER ASSETS, LESS LIABILITIES 0.38%                   198,471
                                                            -----------
NET ASSETS 100.00%                                          $52,749,289
                                                            ===========

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2001
================================================================================

ASSETS
   Investments, at amortized cost
      Securities                                           $42,750,818
      Repurchase agreements                                  9,800,000
                                                           -----------
   Total investments
   (cost: $52,550,818)                                      52,550,818
   Cash in bank                                                 87,383
   Interest receivable                                         155,180
   Prepaid expenses                                              5,965
                                                           -----------
   Total assets                                             52,799,346
                                                           -----------

LIABILITIES
   Payable to investment advisor(3)                                146
   Payable for administration fees(1)                            6,491
   Payable for investment advisory fees(2)                      19,694
   Payable for transfer agent fees                               2,986
   Payable for fund accounting fees                              3,058
   Payable for auditing fees                                     7,935
   Payable for printing fees                                     4,315
   Payable for registration fees                                 2,082
   Accrued expenses and other payables                           3,350
                                                           -----------
   Total liabilities                                            50,057
                                                           -----------
NET ASSETS                                                 $52,749,289
                                                           ===========

ANALYSIS OF NET ASSETS

BY SOURCE:
   Capital paid in                                         $52,749,109
   Undistributed net investment income                             180
                                                           -----------
                                                           $52,749,289
                                                           ===========

BY NUMBER OF SHARES:
                                                  CAPITAL SHARES
   NET ASSETS               NAV                    OUTSTANDING
----------------------------------------------------------------
   $52,749,289              $1.00                   52,749,314

  * THE INTEREST RATES DISCLOSED FOR VARIABLE DEMAND NOTES ARE THE CURRENT RATES IN EFFECT FOR DECEMBER 31, 2001.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

34 MONEY MARKET FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
================================================================================

INVESTMENT INCOME
   Interest                                                 $2,491,814
                                                            ----------
   Total income                                              2,491,814
                                                            ----------
EXPENSES
   Administration fees(1)                                       86,278
   Investment advisory fees(2)                                 258,834
   Transfer agent fees                                          59,197
   Audit and Legal fees                                         27,783
   Trustees' fees and expenses                                  13,032
   Custodian fees                                               14,737
   Registration fees and expenses                               14,769
   Insurance expenses                                            6,880
   Fund accounting expenses                                     32,500
   Printing Fees                                                28,631
                                                            ----------
   Total expenses before recovery                              542,641
   Plus net voluntary recovery by advisor(3)                    15,197
                                                            ----------
   Total expenses after recovery                               557,838
                                                            ----------
NET INVESTMENT INCOME                                       $1,933,976
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             $1,933,976
                                                            ==========

STATEMENT OF CHANGES IN NET ASSETS

                                         FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                            DECEMBER 31,            DECEMBER 31,
                                                2001                   2000
===========================================================================================
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                        $1,933,976               $2,898,517
   Net realized gain from
   securities transactions                              --                      180
                                               -----------             ------------
   Net increase in net assets
   resulting from operations                     1,933,976                2,898,697
                                               -----------             ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                   (1,933,976)              (2,898,517)
                                               -----------             ------------

   Total distributions
   to shareholders                              (1,933,976)              (2,898,517)
                                               -----------             ------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL BELOW)

   Net proceeds from sale
   of shares                                    80,661,226              107,429,243
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends                     1,925,562                2,898,517
                                               -----------             ------------
                                                82,586,788              110,327,760
   Cost of shares redeemed                     (82,987,762)             (90,088,914)
                                               -----------             ------------

   Increase/(decrease) in net
   assets derived from
   capital share transactions                     (400,974)              20,238,846
                                               -----------             ------------
   Increase/(decrease) in
   net assets for the year                        (400,974)              20,239,026

NET ASSETS
   Beginning of year                            53,150,263               32,911,237
                                               -----------             ------------

END OF YEAR                                    $52,749,289              $53,150,263
                                               ===========             ============

DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                 NUMBER
                               OF SHARES          AMOUNT
============================================================
YEAR ENDED 12/31/01
   Shares sold                 80,661,226      $ 80,661,226
   Shares issued for
   reinvestments                1,925,562         1,925,562
   Shares redeemed            (82,987,762)      (82,987,762)
                              -----------      ------------
NET DECREASE                     (400,974)        $(400,974)
                              ===========      ============

YEAR ENDED 12/31/00
   Shares sold                107,429,243      $107,429,243
   Shares issued for
   reinvestments                2,898,517         2,898,517
   Shares redeemed            (90,088,914)      (90,088,914)
                              -----------      ------------
NET INCREASE                   20,238,846      $ 20,238,846
                              ===========      ============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

                                                            MONEY MARKET FUND 35

BURNHAM MONEY MARKET FUND CONTINUED

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2001          2000           1999*
===================================================================================
PER SHARE DATA
NET ASSET VALUE:
   Beginning of period ($)                     1.00          1.00         1.00

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.033         0.055        0.028
   Net realized gain on securities               --         0.000+       0.000+
                                         ------------------------------------------
   Total from investment operations           0.033         0.055        0.028

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)              (0.033)       (0.055)      (0.028)
   Distributions from capital gains
   (from securities transactions)                --            --       (0.000)+
                                         ------------------------------------------
   Total distributions                       (0.033)       (0.055)      (0.028)
                                         ------------------------------------------
 NET ASSET VALUE: End of period ($)            1.00          1.00         1.00
                                         ==========================================
 TOTAL RETURN (%)**                            3.36          5.66         2.97
                                         ------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets,
 end of period (in $ 000's)                  52,749        53,150       32,911
                                         ------------------------------------------
 Ratio of total expenses
 after recovery to
 average net assets (%)(3)                     0.97          0.97         0.88++
                                         ------------------------------------------
 Ratio of total expenses
 before recovery to
 average net assets (%)(3)                     0.94          1.12         1.14++
                                         ------------------------------------------
 Ratio of net income to average
 net assets (%)                                3.36          5.52         4.58++
                                         ------------------------------------------

  * BURNHAM MONEY MARKET FUND COMMENCED OPERATIONS ON MAY 3, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 5/3/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + LESS THAN $0.001 PER SHARE.
 ++ ANNUALIZED.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

36 MONEY MARKET FUND

BURNHAM
     U.S. TREASURY MONEY MARKET FUND

PORTFOLIO HOLDINGS
AS OF DECEMBER 31, 2001

                                               FACE            AMORTIZED
                                               VALUE             COST
==========================================================================
SHORT-TERM OBLIGATIONS  99.74%

U.S. TREASURY OBLIGATIONS  53.25%
   U.S. Treasury Bills
   1.47% 1/03/02                             $25,000,000       $24,997,958
   1.63% 1/03/02                              20,000,000        19,998,667
   U.S. Treasury Notes
   6.50% 2/28/02                               3,000,000         3,008,255
   7.50% 5/15/02                               2,000,000         2,026,036
   6.63% 5/31/02                               5,000,000         5,052,159
   6.38% 8/15/02                               6,000,000         6,102,140
   6.00% 9/30/02                               5,000,000         5,124,840
   5.75% 10/31/02                              3,000,000         3,082,938
   5.63% 11/30/02                              5,000,000         5,164,553
                                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST: $74,557,546)                                             74,557,546
                                                              ------------
REPURCHASE AGREEMENT 46.49%
   Salomon Smith Barney
   (collateralized by $66,002,346
   GNMA, 7.50% due 10/15/31,
   delivery value $65,106,474)
   1.79% due 1/02/02                          65,100,000        65,100,000
                                                              ------------
TOTAL REPURCHASE AGREEMENT
(COST: $65,100,000)                                             65,100,000
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
(COST: $139,657,546)                                           139,657,546
                                                              ------------

TOTAL INVESTMENTS 99.74%
(COST $139,657,546)                                           $139,657,546

CASH AND OTHER ASSETS, LESS LIABILITIES 0.26%                      361,382
                                                              ------------
NET ASSETS 100.00%                                            $140,018,928
                                                              ============

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2001

==========================================================================

ASSETS
   Investments, at amortized cost
      Securities                                              $ 74,557,546
      Repurchase agreements                                     65,100,000
                                                              ------------
   Total investments
   (cost: $139,657,546)                                        139,657,546
   Cash in bank                                                     54,365
   Interest receivable                                             393,536
   Receivable from investment advisor(3)                            13,550
   Prepaid expenses                                                  6,694
                                                              ------------
   Total assets                                                140,125,691
                                                              ------------
LIABILITIES
   Payable for fund shares purchased                                 4,630
   Payable for dividends declared                                      366
   Payable for administration fees(1)                               18,603
   Payable for investment advisory fees(2)                          49,417
   Payable for audit fees                                            9,999
   Payable for printing fees                                         9,641
   Accrued expenses and other payables                              14,107
                                                              ------------
   Total liabilities                                               106,763
                                                              ------------
NET ASSETS                                                    $140,018,928
                                                              ============

ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                            $140,018,678
   Undistributed net investment income                                 250
                                                              ------------
                                                              $140,018,928
                                                              ============

BY NUMBER OF SHARES:
                                                 CAPITAL SHARES
   NET ASSETS               NAV                   OUTSTANDING
----------------------------------------------------------------
   $140,018,928            $1.00                 140,018,678

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

                                              U.S. TREASURY MONEY MARKET FUND 37

BURNHAM  U.S. TREASURY MONEY MARKET FUND CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

==============================================================
INVESTMENT INCOME
   Interest                                         $5,794,719
                                                    ----------
   Total income                                      5,794,719
                                                    ----------

EXPENSES
   Administration fees(1)                              214,094
   Investment advisory fees(2)                         571,103
   Transfer agent fees                                 144,901
   Audit and Legal fees                                 51,032
   Trustees' fees and expenses                          26,666
   Custodian fees                                       24,479
   Registration fees and expenses                       32,843
   Insurance expenses                                   13,720
   Fund accounting expenses                             42,163
   Printing Fees                                        62,993
   Miscellaneous expenses                                  143
                                                    ----------
   Total expenses before recovery                    1,184,137
   Plus net voluntary recovery by advisor(3)            62,675
                                                    ----------
   Total expenses after recovery                     1,246,812
                                                    ----------
NET INVESTMENT INCOME                               $4,547,907
                                                    ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $4,547,907
                                                    ==========

STATEMENT OF CHANGE IN NET ASSETS

                                    FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        DECEMBER 31,           DECEMBER 31,
                                          2001                    2000
================================================================================
INCREASE IN NET ASSETS

FROM OPERATIONS:
   Net investment income                  $  4,547,907            $  7,048,233
   Net realized gain from
   securities transactions                          --                     250
                                         -------------           -------------
   Net increase in net assets
   resulting from operations                 4,547,907               7,048,483
                                         -------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income               (4,547,907)             (7,048,233)
                                         -------------           -------------
   Total distributions
   to shareholders                          (4,547,907)             (7,048,233)
                                         -------------           -------------

CAPITAL SHARE TRANSACTIONS
(ALSO SEE DETAIL BELOW)
   Net proceeds from sale
   of shares                               127,193,567             159,716,599
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends                 4,539,727               7,048,223
                                         -------------           -------------
                                           131,733,294             166,764,822
   Cost of shares redeemed                (125,560,308)           (116,300,703)
                                         -------------           -------------
   Increase in net assets
   derived from capital
   share transactions                        6,172,986              50,464,119
                                         -------------           -------------
   Increase in net assets
   for the year                              6,172,986              50,464,369

NET ASSETS
   Beginning of year                       133,845,942              83,381,573
                                         -------------           -------------

END OF YEAR                               $140,018,928            $133,845,942
                                         =============           =============

DETAIL OF CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                NUMBER
                                              OF SHARES        AMOUNT
=========================================================================
   YEAR ENDED 12/31/01
      Shares sold                            127,193,567    $127,193,567
      Shares issued for
      reinvestments                            4,539,727       4,539,727
      Shares redeemed                       (125,560,308)   (125,560,308)
                                            ------------    ------------
   NET INCREASE                                6,172,986      $6,172,986
                                            ============    ============
   YEAR ENDED 12/31/00
      Shares sold                            159,716,599    $159,716,599
      Shares issued for
      reinvestments                            7,048,223       7,048,223
      Shares redeemed                       (116,300,703)   (116,300,703)
                                            ------------    ------------
   NET INCREASE                               50,464,119     $50,464,119
                                            ============    ============

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

38 U.S. TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               FOR THE           FOR THE         FOR THE
                                             YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                            DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                2001             2000             1999*
=============================================================================================
PER SHARE DATA
 NET ASSET VALUE:
   Beginning of period ($)                       1.00              1.00            1.00

 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                        0.032             0.053           0.010
                                            -------------------------------------------------
   Total from investment operations             0.032             0.053           0.010

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                (0.032)           (0.053)         (0.010)
                                            -------------------------------------------------
   Total distributions                         (0.032)           (0.053)         (0.010)
                                            -------------------------------------------------
 NET ASSET VALUE: End of period ($)              1.00              1.00            1.00
                                            =================================================
 TOTAL RETURN (%)**                              3.28              5.57            1.01
                                            -------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

 Net assets,
 end of period (in $ 000's)                   140,019           133,846          83,382
                                            -------------------------------------------------
 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%)(3)                       0.87              0.86            0.75+
                                            -------------------------------------------------
 Ratio of total expenses before
 reimbursement/recovery to
 average net assets (%)(3)                       0.83              0.88            0.86+
                                            -------------------------------------------------
 Ratio of net income to average
 net assets (%)                                  3.19              5.39            4.66+
                                            -------------------------------------------------

  * BURNHAM U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON OCTOBER 13, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 10/13/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + ANNUALIZED.

THE NOTES ARE AN INTEGRAL PART OF THESE FINANCIALS. NOTES SPECIFIC TO THIS FUND ARE ON PAGE 41.

                                              U.S. TREASURY MONEY MARKET FUND 39

NOTES TO FINANCIAL STATEMENTS

BURNHAM FUND
--------------------------------------------------------------------------------

1 The Fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

2 The Fund pays the Advisor 0.60% of its average daily net assets a year, in monthly payments.

3 The Fund pays the distributor a distribution fee of 0.25% and 0.75% of average daily net assets for Class A and Class B shares, respectively. The Fund also pays a service fee of 0.25% for Class B shares. Also, during the year, the distributor earned $281,529 in brokerage commissions from handling securities trades for the Fund's portfolio, and $7,711 in sales commissions for selling Class A shares. The distributor received $85,102 in CDSC payments from Class B shares during the year.

4 For Class A shares, the offering price, with maximum 5% sales charge, was $32.26; the redemption price is NAV. For Class B shares the offering price is NAV and the redemption price varies with any CDSC charged.

5 The Advisor from January 1, 2001 to April 30, 2001 limited the Fund's total expenses for Class A at 1.34% and for Class B at 2.09% of average net assets. On May 1, 2001 the Advisor limited the Fund's total expenses for Class A at 1.39% of average net assets. This limit is voluntary and the Advisor could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the Advisor since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

   The amount recouped during the year ended December 31, 2001 was $275,670. The Fund expenses subject to recoupment total $10,459.

6 During the year ended December 31, 2001, the Fund paid $114,474,039 to buy long-term equity and debt securities. Written option activity for the Fund was as follows:

   WRITTEN OPTIONS                       NUMBER OF CONTRACTS        PREMIUMS
   Outstanding at December 31, 2000                 --                    --
   Written                                       1,100              $123,963
   Closed                                       (1,100)             (123,963)
                                                ------              --------
   Outstanding at December 31, 2001                 --                    --
                                                ======              ========

7 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2001 and 2000 is as follows:

                                                2001             2000
                                                ----             ----
   Distributions paid from:
     Ordinary Income                            $ 1,063,397      $   175,566
     Short-Term Capital Gain                             --               --
     Long-Term Capital Gain                      12,556,063       18,517,842
                                                -----------      -----------
                                                $13,619,460      $18,693,408
                                                ===========      ===========

   As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

   Accumulated gains                                             $ 1,791,608
   Unrealized appreciation                                        51,813,027
                                                                 -----------
                                                                 $53,604,635
                                                                 ===========

   Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts and wash sales. Permanent book and tax basis differences of $(50,679) and $50,679 were reclassified at December 31, 2001 between undistributed net investment income and accumulated net realized gain on investments, respectively, for the Burnham Fund.

8 Officers and trustees of the Fund owned approximately 4% of the Fund's shares outstanding as of December 31, 2001.

BURNHAM DOW 30(SM) FOCUSED FUND
--------------------------------------------------------------------------------

1 The DIAMONDS(SM) Trust Series I is a unit investment trust designed to provide investment results that generally correspond to the price and yield performance, before fees and expenses, of the Dow Jones Industrial Average
   (DJIA). There is no assurance that the price and yield performance to the DJIA can be fully matched. For the period, DIAMONDS(SM) declined (5.52)%.

2 The Fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10 % of net assets above $300 million (percentages of average daily net assets).

3 The Fund pays the Advisor 0.60% of its average daily net assets a year, in monthly payments.

4 The Fund pays the distributor a distribution fee of 0.25% of average net assets. During the year, the distributor earned $417 in brokerage commissions from handling securities trades for the Fund's portfolio.

5 The Advisor currently limits the Fund's total expenses to 1.20% of average net assets. This limit is voluntary and the Advisor could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the Advisor since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended December 31, 2001, the Advisor's net reimbursement to the Fund for expenses in excess of the voluntary expense limitation totaled $74,571. The Fund expenses subject to recoupment total $241,473.

6  The Fund paid $510,034 to buy long-term equity securities during the year.

7 The Fund received $730 during the year in redemption fees, from shares sold during the year.

8 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. There is no significant book/tax difference in distributions and components of distributable earnings.

9 Officers and trustees of the Fund owned approximately 24% of the Fund's shares outstanding as of December 31, 2001.

   DOW JONES DISCLAIMER
   -----------------------------------------------------------------------------
   THE DOW JONES INDUSTRIAL AVERAGE IS THE OLDEST CONTINUING STOCK MARKET AVERAGE IN THE WORLD. UNLIKE AN INDEX, THE DJIA IS WEIGHTED BY SHARE PRICE RATHER THAN MARKET CAPITALIZATION, SO STOCKS WITH HIGHER PRICES PER SHARE HAVE PROPORTIONALLY MORE EMPHASIS THAN STOCKS WITH LOWER PRICES PER SHARE. THE 30 COMPANIES IN THE DJIA ARE LEADERS IN THEIR RESPECTIVE INDUSTRIES AND THEIR STOCKS ARE WIDELY HELD.

   DOW JONES & COMPANY, INC. HAS NO CONNECTIONS WITH OR OBLIGATIONS TO THE ADVISER OF THE FUND. DOW JONES DOES NOT MAKE ANY REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

   "DOW JONES(SM)", "DOW JONES INDUSTRIAL AVERAGE(SM)", "DJIA(SM)",
   "DOW 30(SM)" AND "DIAMONDS(SM)" ARE SERVICE MARKS OF DOW JONES AND COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO BURNHAM DOW 30(SM) FOCUSED FUND OR ITS DISTRIBUTOR, OTHER THAN LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS TO THE DISTRIBUTOR FOR USE IN CONNECTION WITH THE FUND.

40 NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

1 The Fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10 % of net assets above $300 million (percentages of average daily net assets).

2 The Fund pays the Advisor 0.75% of its average daily net assets a year, in monthly payments.

3 The Fund pays the distributor a distribution fee of 0.25% and 0.75% of average net assets for Class A and Class B shares, respectively. The Fund also pays a service fee of 0.25% for Class B shares. Also, during the year, the distributor earned $88,197 in brokerage commissions from handling securities trades for the Fund's portfolio, and $12,307 in sales commissions for selling Class A shares. The distributor received $37,946 in CDSC payments from Class B shares during the year.

4 For Class A shares, the offering price, with maximum 5% sales charge, was $16.63; the redemption price is NAV. For Class B shares the offering price is NAV and the redemption price varies with any CDSC charged.

5 The Advisor currently limits the Fund's total expenses to 1.60% and 2.35% of average net assets for Class A and Class B, respectively. This limit is voluntary and the Advisor could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the Advisor since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended December 31, 2001, the Advisor's net reimbursement to the Fund for expenses in excess of the voluntary expense limitation totaled $69,866. The Fund expenses subject to recoupment total $233,946.

6 During the year ended December 31, 2001, the Fund paid $121,286,986 to buy long-term equity securities. Written option activity for the Fund was as follows:

   WRITTEN OPTIONS                     NUMBER OF CONTRACTS       PREMIUMS
   Outstanding at December 31, 2000            940               $ 114,667
   Written                                  14,889               2,079,781
   Expired                                  (3,961)               (453,122)
   Closed                                   (4,496)               (736,558)
   Exercised                                (1,882)               (249,076)
                                             -----               ---------
   Outstanding at December 31, 2001          5,490                $755,692
                                             =====               =========

7 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2001 and 2000 is as follows:

                                                      2001           2000
                                                      ----           ----
   Distributions paid from:
     Ordinary Income                            $  208,673         $ 36,167
     Short-Term Capital Gain                     2,766,389          441,304
     Long-Term Capital Gain                        129,269               --
                                                ----------         --------
                                                $3,104,331         $477,471
                                                ==========         ========

   As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                 $  275,107
   Undistributed realized gains                                      16,367
   Unrealized appreciation                                        1,114,364
                                                                 ----------
                                                                 $1,405,838
                                                                 ==========

   Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent book and tax differences. The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

8  Securities on which call options were written.

9 Officers and trustees of the Fund owned approximately 5% of the Fund's shares outstanding as of December 31, 2001.

   BURNHAM MONEY MARKET FUND
--------------------------------------------------------------------------------
1 The Fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10 % of net assets above $300 million (percentages of average daily net assets).

2 The Fund pays the Advisor 0.45% of its average daily net assets a year, in monthly payments.

3 The Advisor currently limits the Fund's total expenses to 0.97% of average net assets. This limit is voluntary and the Advisor could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the Advisor since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended December 31, 2001, the Advisor received net recoupment of $15,197 for expenses the Advisor had previously reimbursed. The Fund expenses subject to recoupment total $113,612.

4 Substantially all of the assets of the Fund are owned by customers at the Fund's distributor and affiliates.

5 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. There is no significant book/tax difference in distributions and components of distributable earnings.

BURNHAM U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

1 The Fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10 % of net assets above $300 million (percentages of average daily net assets).

2 The Fund pays the Advisor 0.40% of its average daily net assets a year, in monthly payments.

3 The Advisor from January 1, 2001 to April 30, 2001 limited the Fund's total expenses to 0.86% of average net assets. On May 1, 2001 the Advisor limited the Fund's total expenses to .91% of average net assets. This limit is voluntary and the Advisor could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the Advisor since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended December 31, 2001, the Advisor received net recoupment of $62,675 for expenses the Advisor had previously reimbursed. The Fund expenses subject to recoupment total $13,551.

4 Substantially all of the assets of the Fund are owned by customers at the Fund's distributor and affiliates.

5 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. There is no significant book/tax difference in distributions and components of distributable earnings.

                                                NOTES TO FINANCIAL STATEMENTS 41

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Burnham Investor Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, all as presented on pages 14 through 41, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham
Dow 30(SM) Focused Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, hereafter referred to as the "Funds") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

42 INDEPENDENT AUDITORS REPORT

THE FUNDS'
   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Securities Act of 1940. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management or Burnham Securities Inc., as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds. To prevent any chance for conflict of interest, federal regulations require that affiliated persons make up no more than 50% of any Board of Trustees.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June of 1975. All trustees oversee five active portfolios as disclosed in this report. Each trustee serves until his or her resignation or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

I.W. Burnham, II, Jon M. Burnham, and Debra B. Hyman are grandfather, father, and daughter respectively.

You can find more information about the trustees in the Statement of Additional Information, which is available free by calling 1-800-874-FUND (3863).

AFFILIATED TRUSTEES WHO ARE OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------------------

                           TRUST POSITION(S);
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS
JON M. BURNHAM             Chairman, President,       Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                       CEO; 1986                  Burnham Securities Inc.

I.W. BURNHAM, II           Honorary Chairman;         Honorary Chairman, Burnham Asset Management Corp.,
1909                       1975                       Burnham Securities Inc.

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------

NAME, YEAR BORN            OFFICE(S) HELD;
                           YEAR APPOINTED             PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
MICHAEL E. BARNA           EVP, Treasurer,            EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                       Secretary; 1989

DEBRA B. HYMAN             EVP; 1989                  Director, VP, Burnham Asset Management Corp.,
1961                                                  Burnham Securities Inc.

FRANK A. PASSANTINO        First VP, Assistant        First VP, Burnham Asset Management Corp.,
1964                       Secretary; 1990            Burnham Securities Inc.

RONALD GEFFEN              VP; 1990                   Managing Director, Burnham Asset Managment Corp.,
1952                                                  Burnham Securities Inc.

LOUIS S. ROSENTHAL         VP; 1989                   First VP, Prudential Financial Inc.
1928

                                                        TRUSTEES AND OFFICERS 43

INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

CLAIRE B. BENENSON         1975                       Trustee, Phoenix-Zweig Series Trust, Phoenix-Euclid Market
1919                                                  Neutral Fund

LAWRENCE N. BRANDT         1991                       Director, President, Lawrence N. Brandt, Inc. (real estate development)
1927

ALVIN P. GUTMAN            1975                       Chairman, Pressman-Gutman Co., Inc. (textile conversion)
1918

WILLIAM W. KARATZ          1989                       Senior Counsel, Pilsbury Winthrop; Senior Counsel, Former Partner
1926                                                  Winthrop, Stimson, Putnam & Roberts

JOHN C. MCDONALD           1989                       President, MBX Inc. (telecommunications)
1936

DONALD B. ROMANS           1975                       President, Romans and Co. (private investment, financial consulting);
1931                                                  Former Chairman, Merlin Corp. (auto repair); Trustee, Phoenix-
                                                      Zweig Series Trust, Phoenix-Euclid Market Neutral Fund

ROBERT F. SHAPIRO          1989                       Vice Chairman, Partner, Klingenstein, Fields & Co., L.L.C.; President,
1934                                                  RFS & Associates, Inc. (investment, consulting); Director, The TJX
                                                      Companies, Inc., Genaera, Inc.

ROBERT M. SHAVICK          1989                       Legal Consultant; Member, Panel of Arbitrators, American Arbitration
1925                                                  Assoc., New York Stock Exchange, American Stock Exchange,
                                                      National Assoc. of Securities Dealers, Inc.; Hearing Officer, Sarasota
                                                      Manatee Airport Authority; Mediator, Circuit and County Courts,
                                                      Florida; formerly, Director, Florida Business Journal, Public Trustee,
                                                      Pension Funds for the Town of Longboat Key, Florida

ROBERT S. WEINBERG         1975                       President, R.S. Weinberg & Associates (corporate consulting)
1927

44 TRUSTEES AND OFFICERS

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

MODERN PORTFOLIO THEORY STATISTICS TERMS
----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R(2) of 100 means that all movements are explained by the benchmark.

ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

[BURNHAM FINANCIAL GROUP LOGO]

Distributor:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The family offers a variety of approaches to equity investing, as well as a choice of money market funds.

               Burnham U.S.     Burnham        Burnham Dow                  Burnham
               Treasury Money   Money Market   30 Focused                   Financial
               Market Fund      Fund           Fund          Burnham Fund   Services Fund
More                                                                                              More
Conservative                                                                                Aggressive

OFFICERS OF THE TRUST
--------------------------------------------------
JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, TREASURER, AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT

BOARD OF TRUSTEES
------------------------
CHAIRMAN
Jon M. Burnham

HONORARY CHAIRMAN
I.W. Burnham, II

TRUSTEES

Claire B. Benenson
Lawrence N. Brandt
Alvin P. Gutman
William W. Karatz
John C. McDonald
Donald B. Romans
Robert F. Shapiro
Robert M. Shavick
Robert S. Weinberg